 PRESIDENT'S MESSAGE

[KEITH BANKS PHOTO]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty's asset management companies to FleetBoston Financial was completed effective November 1, 2001. It is my belief that the combination of these two financial services companies will yield an impressive line-up of investment choices, and will take advantage of significant synergies in both organizations.

In our last communication to shareholders, we reported that each of the Liberty Contrarian funds had positive total returns. Although the fixed-income fund managed to build on its performance over the last six months, the equity funds could not sustain their positive results in such a difficult market environment. Nevertheless, each of the equity funds was able to beat the returns of their comparative benchmarks for the year ended October 31, 2001.

The difficult market environment was generated by a US economy that saw slower economic growth, falling corporate earnings and rising unemployment. All of this framed the terrorist attacks on September 11th, which initially tested consumer confidence and temporarily stalled any economic momentum that may have been building. While the attacks shook the nation, we believe the US economy and financial markets continue to be resilient. Lower interest rates have spurred mortgage refinancings, and the proposed fiscal stimulus package should spark economic growth once again.

Throughout the uncertainty, your funds' equity managers maintained their bottom-up stock picking strategy. Similarly, our fixed income managers continued to seek appropriate, income-producing investments. In the months ahead, the managers will work to offer well-diversified portfolios containing what they believe are tomorrow's market leaders.

I have also asked Frazier Evans, Liberty's senior economist, to offer his perspective on the economy following the events of September 11th. As a special feature, his commentary follows this letter. Frazier writes a monthly column on the economy and the markets, which can be found at libertyfunds.com.

As always, thank you for selecting a Liberty Contrarian fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks

President

   MEET THE NEW PRESIDENT

         Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

-----------------------------
 Not FDIC   May Lose Value
            -----------------
 Insured    No Bank Guarantee
-----------------------------

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

 SPECIAL ECONOMIC COMMENTARY

[C. FRAZIER EVANS PHOTO]
                                       C. Frazier Evans has more than 30 years
                                       of investment experience at Liberty Funds
                                       Group, where he has held positions as
                                       director of investment research and
                                       portfolio manager of several equity
                                       funds. He has held the title of senior
                                       economist for the past 15 years.

A NATION WONDERS - HOW LONG A RECESSION?

Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of gross domestic product (GDP). All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year. A 12-month recession would be about average in historic terms. Past recessions have ranged from six to 16 months.


 "ALTHOUGH THE MARKET COULD CERTAINLY EXPERIENCE SIGNIFICANT VOLATILITY AROUND
  ADVERSE ECONOMIC AND POLITICAL NEWS, A LONGER-TERM HORIZON MIGHT SUGGEST A MORE POSITIVE PROSPECT."

An early end to the projected recession could result from the unprecedented level of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTED POSSIBILITY OF A SHORT RECESSION

Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing confronts an initially slack economy. On the other hand, long-term bond yields have moved sideways, as the bond market balances the positive effects of a likely decline in inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread between yields on high yield corporates and 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

ARE WE AT A LOW POINT IN THE MARKET CYCLE?

Equity investors responded to the prevailing uncertainty by liquidating a record $30 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The


 "ALL THINGS CONSIDERED, THE SCENARIO MAY BE A RECESSION THAT BEGAN IN MARCH AND
  EXTENDS THROUGH THE FIRST QUARTER OF NEXT YEAR."

current period is unusual, in that equity funds experienced net liquidations for the three months ending September 30. The last time that happened over three months was the period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

WHY DO P/E RATIOS STILL SEEM HIGH?

Some investors are concerned that although stock prices are down substantially from their highs, the

 SPECIAL ECONOMIC COMMENTARY

price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus it is helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem as expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-November, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 22.7. That number, however, resulted from the blend of 19% of the index representing the technology sector, still carrying a lofty p/e of 54, with the remaining 81% of the index selling at a p/e multiple of about 18.

LOOKING FORWARD

In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest more positive prospects. The current economic, psychological and valuation framework for the market is one that has been characteristic of market opportunity in the past.

Although historic patterns are made to be broken, it may be of some solace to note that the market has now entered the November through April period. Over the past 30 years, the six months ending April 30 have averaged an 8.9% gain, in contrast to the May through October period, where on average the stock market has managed only a 0.3% increase.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


  FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT libertyfunds.com

 WHAT IS THE CONTRARIAN PHILOSOPHY?

The contrarian philosophy is based on the basic tenet that the crowd is wrong at the turning points. Undue fear of loss or eagerness for gain can drive markets or stocks to unwarranted extremes; price is the measure by which we gauge how depressed or how over-enthusiastic investors have become. Our portfolio managers, by carefully selecting good quality companies at depressed prices, strive to reduce potential downside price volatility, while increasing the upside potential. The contrarian philosophy can be viewed as opportunistic.

We are often asked about the difference between "contrarian" and "value" investing. The essential difference is that contrarian investing is price driven, while value investing is driven by low relative valuation. The difference can best be seen in the ability of contrarians to buy out-of-favor growth stocks.

THE CONTRARIAN INVESTMENT PROCESS

Crabbe Huson Group Inc. manages Liberty's contrarian funds. We invest in companies, not just in stocks. Our investment selection process is focused on finding quality companies with sound business models and strong management. The stock market will fluctuate over time, as will the price of a company's stock. Our approach, however, concentrates on finding and owning good businesses at attractive prices.

THE IMPORTANCE OF TEAMWORK

The bedrock of our effort is the team-based approach to portfolio management. We strongly believe in the importance of more than one perspective and the value of collective ability. This structure allows the kind of research, analysis and discussion that is necessary for making effective portfolio decisions. Our team process and strict management disciplines help ensure consistency in our method, while seeking value for our shareholders.

WHAT IT MEANS TO INVESTORS

Through the contrarian model, we work to deliver long-term performance with lower potential long-term risk for investors. Our process often prevents us from buying the "stock of the day." Instead, we focus on identifying companies we believe will be tomorrow's market leaders, and aim to purchase them at good prices.

The nature of our approach inclines us to go against the crowd, so you may see strategies or holdings that seem to contradict popular investment trends. This is a normal part of the contrarian management style. While changing markets sometimes will favor other approaches, the contrarian model is a valuable component of a style-diversified, long-term portfolio. It's a strategy we implement with all the care, skill and diligence we can bring to bear.


   /s/ John E. Maack, Jr.                  /s/ Robert E. Anton                     /s/ Jeffrey D. Huffman
        John E. Maack, Jr.                   Robert E. Anton                         Jeffrey D. Huffman


/s/ John W. Johnson              /s/ Peter Belton          /s/ Garth R. Nisbet                /s/ Paul C. Rocheleau
    John W. Johnson               Peter P. Belton              Garth R. Nisbet                  Paul C. Rocheleau

 PORTFOLIO MANAGER'S REPORT - LIBERTY CONTRARIAN FUND

      TOP 10 HOLDINGS AS OF 10/31/01 (%)

       ADC Telecommunications      3.5
       FedEx                       3.5
       Nike                        3.3
       Conseco                     3.1
       Intergraph                  3.0
       Microsoft                   3.0
       Smurfit-Stone Container     3.0
       Boston Scientific           3.0
       Verizon                     2.8
       Safeco                      2.8
       Portfolio holding breakdowns are
       calculated as a percentage of net
       assets. Since the fund is actively
       managed, there can be no guarantee it
       will continue to maintain these
       holdings in the future.

       NET ASSET VALUE PER SHARE AS OF
       10/31/01 ($)

       CLASS A                     11.28
       CLASS B                     11.01
       CLASS C                     11.01

      BOUGHT

      ADC TELECOMMUNICATIONS (3.5% of net assets) is one of the leading suppliers of telecom equipment. The company has lowered costs to a level at which cash flows are positive, and it is selling assets to raise cash. The stock price reached $49 per share in 2000, but was at $5 per share as of October 31, 2001. We expect the company to return to profitability by late 2002, with long-term growth of 15% possible.

      BOUGHT

      PIXELWORKS (1.7% of net assets) is a leading supplier of semiconductors for flat panel displays. We believe flat panels will dominate the computer and TV markets in the years to come.

LIBERTY CONTRARIAN FUND

The fund seeks long-term capital appreciation by investing at least 60% of assets in common stocks with large and medium market capitalizations, and the rest in small market capitalization stocks. Management follows a contrarian approach to investing.

RETURNS CONTINUED TO LEAD BENCHMARK

Class A shares of Liberty Contrarian Fund outperformed the fund's benchmarks for the 12-month period that ended October 31, 2001. The fund had a total return of negative 9.93% (unadjusted for sales charges) for the fiscal year. The S&P 500 and Russell 2000 indexes had total returns of negative 24.89% and negative 12.70%, respectively, over the same time period. While large-, mid- and small-cap stocks were all severely impacted by the September terrorist attacks, it was the fund's exposure to small-cap stocks that helped its return the most. Earnings of large- and mid-cap stocks were more affected by the economic slowdown of the past year. At the same time, these stocks were also more over-valued. Investors shifted investments into small-cap stocks, which helped them outperform.

A MORE AGGRESSIVE PORTFOLIO

Believing that the economy was at or near its bottom, we positioned the fund more aggressively at the end of the summer. We began to add retail, consumer cyclical, technology and telecommunication stocks, assuming these sectors would do well in a recovering economy. The portfolio was not positioned for the kind of market that existed following the events of September 11th. When the markets re-opened on September 17th, prices were simply too low to justify rotating the portfolio more defensively. We decided to remain with a portfolio designed for recovery in the belief that fiscal and monetary stimulus would occur. We kept the names in the portfolio because we believed, based on valuations, these were the names to have in the portfolio for the future.

SOFTWARE STOCKS OPPORTUNITIES

Some of our software holdings did very well. Adobe Systems (2.0% of net assets) has a series of new products and upgrades that will hit the market in the next 12 months. The company is positioned to produce free cash flow and remain profitable even if the economy continues to slow. If the economy recovers, we believe additional revenues will improve their earnings. At current prices, we believe the stock has attractive growth potential. We also own Microsoft (3.0% of net assets), which is in a similar position with new product launches.

ENERGY STOCKS FADE

Although our expectations for energy were high, the fund's performance was hurt by its exposure to this sector. The demand for energy has not been as robust as we would have liked. As a result, commodity prices did not hold their high levels, and energy stocks have underperformed. We were surprised by the drop-off in demand, which is directly attributable to both conservation and the economic slowdown. The fund is currently underweight in the energy sector.

ECONOMIC WOES COULD LINGER

Fiscal and monetary authorities have acted swiftly and aggressively to stimulate the economy following September 11th. The Federal Reserve injected $35 billion into the money supply and cut interest rates. Congress passed bills to bail out the airlines and aid in reconstruction of New York City, and is also working on tax cuts. We believe their actions could restore confidence and begin to shore up consumer spending and capital expenditures. Nevertheless, we believe the economy will grow more slowly for several years, as corporate profits remain impaired, making companies reluctant to hire or spend money.

OUTLOOK

Consumer confidence will be more important to this recovery than others. While the elements are in place for economic recovery, further terrorist acts would once again make consumers reluctant to spend. Job security will remain an issue, as we believe corporations may be slow to rehire. Investor losses in the stock market of the past year will also make them more cautious. In addition, stock market valuations are not cheap. While opportunities remain in stocks, we believe valuation, and assessing growth prospects properly, will be critical to future investment success.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

JOHN E. MAACK, JR., CFA, is the portfolio manager of the fund. He joined Crabbe Huson Group, Inc. in 1988 as portfolio manager and securities analyst, and is now director of equities.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Investing in small-cap stocks presents special risks, including possible illiquidity and greater price volatility than stocks of more established companies.

Contrarian stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

 PERFORMANCE INFORMATION -- LIBERTY CONTRARIAN FUND

Value of a $10,000 investment
12/1/98 - 10/31/01

 PERFORMANCE OF A $10,000 INVESTMENT 12/1/98-10/31/01 ($)

                 without                  with
              sales charge            sales charge
 ---------------------------------------------------
 Class A         12,456                  11,740
 ---------------------------------------------------
 Class B         12,178                  11,877
 ---------------------------------------------------
 Class C         12,178                  12,178

                                   [LINE GRAPH]

                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                      SALES CHARGE                   CHARGE                   S&P 500 INDEX
                                                 ----------------------     -------------------------         -------------
12/1998                                                 10000.00                     9425.00                    10000.00
                                                        10180.00                     9594.65                    10576.00
                                                        10439.60                     9839.31                    11018.10
                                                         9880.03                     9311.93                    10675.40
                                                        10280.20                     9689.06                    11102.40
                                                        11280.40                    10631.80                    11532.10
                                                        11611.00                    10943.30                    11259.90
                                                        12051.00                    11358.10                    11884.90
                                                        11811.20                    11132.00                    11514.10
                                                        11240.70                    10594.40                    11457.60
                                                        10701.20                    10085.80                    11143.70
                                                        10390.80                     9793.35                    11849.10
                                                        11020.50                    10386.80                    12089.60
                                                        11710.40                    11037.00                    12801.70
                                                        11750.20                    11074.60                    12159.10
                                                        11750.20                    11074.60                    11929.30
                                                        12790.10                    12054.70                    13095.90
                                                        12850.20                    12111.30                    12701.80
                                                        12929.90                    12186.40                    12441.40
                                                        13200.10                    12441.10                    12748.70
                                                        13390.20                    12620.30                    12549.80
                                                        14350.30                    13525.10                    13329.10
                                                        14180.90                    13365.50                    12625.30
                                                        13830.70                    13035.40                    12572.30
                                                        13060.30                    12309.30                    11581.60
                                                        14311.50                    13488.60                    11638.40
                                                        14753.70                    13905.40                    12051.50
                                                        13749.00                    12958.40                    10952.40
                                                        13274.60                    12511.30                    10259.20
                                                        14368.50                    13542.30                    11056.30
                                                        14776.50                    13926.90                    11130.40
                                                        14766.20                    13917.10                    10859.90
                                                        14335.00                    13510.80                    10754.50
                                                        13827.60                    13032.50                    10081.30
                                                        11971.90                    11283.50                     9267.76
10/2001                                                 12456.40                    11740.20                     9441.90

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index. The index performance is from 11/30/98.

Average annual total return as of 10/31/01 (%)

Share class                                   A                             B                             C
Inception                                  12/1/98                       12/1/98                       12/1/98
--------------------------------------------------------------------------------------------------------------------------
                                     without      with             without      with             without      with
                                      sales       sales             sales       sales             sales       sales
                                     charge      charge            charge      charge            charge      charge
--------------------------------------------------------------------------------------------------------------------------
1-year                                -9.93      -15.11            -10.66      -14.70            -10.65      -11.46
--------------------------------------------------------------------------------------------------------------------------
Life of fund                           7.83        5.66              6.99        6.08              6.99        6.99

Average annual total return as of 9/30/01 (%)

Share class                                   A                             B                             C
--------------------------------------------------------------------------------------------------------------------------
                                     without      with             without      with             without      with
                                      sales       sales             sales       sales             sales       sales
                                     charge      charge            charge      charge            charge      charge
--------------------------------------------------------------------------------------------------------------------------
1-year                               -15.58      -20.44            -16.28      -20.06            -16.21      -16.97
--------------------------------------------------------------------------------------------------------------------------
Life of fund                           6.56        4.36              5.74        4.78              5.75        5.75

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

LIBERTY CONTRARIAN FUND

INVESTMENT PORTFOLIO

October 31, 2001

COMMON STOCKS -- 96.4%              SHARES        VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 13.8%
DEPOSITORY INSTITUTIONS -- 1.0%
J.P. Morgan Chase & Co.              1,500   $   53,040
                                             ----------
INSURANCE CARRIERS -- 11.3%
American Financial Group, Inc.       2,900       64,177
Conseco, Inc.                       54,100      161,759
Delphi Financial Group, Inc.,
  Class A                            3,100       94,240
MGIC Investment Corp.                  700       36,218
Safeco Corp.                         4,800      148,032
StanCorp Financial Group, Inc.       2,100       93,240
                                             ----------
                                                597,666
                                             ----------
NON-DEPOSITORY CREDIT
  INSTITUTIONS -- 0.0%
Associates First Capital Corp.
  RVO (a)                           11,400          114
                                             ----------
SECURITY BROKERS &
  DEALERS -- 1.5%
Morgan Stanley Dean Witter &
  Co.                                1,600       78,272
                                             ----------
-------------------------------------------------------
MANUFACTURING -- 36.4%
APPAREL -- 2.7%
BeBe Stores, Inc. (a)                3,300       55,044
Liz Claiborne, Inc.                  1,900       86,450
                                             ----------
                                                141,494
                                             ----------
CHEMICALS & ALLIED PRODUCTS -- 0.8%
Tanox, Inc.                          2,600       44,174
                                             ----------
COMMUNICATIONS EQUIPMENT -- 3.5%
ADC Telecommunications, Inc.
  (a)                               41,200      187,460
                                             ----------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 3.1%
Advanced Micro Devices, Inc.
  (a)                                7,900       77,736
Pixelworks, Inc. (a)                 8,800       88,880
                                             ----------
                                                166,616
                                             ----------
FABRICATED METAL -- 3.0%
Newell Rubbermaid, Inc.              4,900      135,436
Nova Chemicals Corp.                 1,500       23,550
                                             ----------
                                                158,986
                                             ----------
LAB ANALYTICAL & MEASURING
  INSTRUMENTS -- 3.0%
Boston Scientific Corp. (a)          6,900      156,906
                                             ----------
MACHINERY & COMPUTER EQUIPMENT -- 3.4%
Dell Computer Corp. (a)              2,100       50,358
International Business Machines
  Corp.                              1,200      129,684
                                             ----------
                                                180,042
                                             ----------

                                    SHARES        VALUE
-------------------------------------------------------
MEASURING & ANALYZING INSTRUMENTS -- 3.0%
Honeywell International, Inc.        2,700   $   79,785
Oakley, Inc. (a)                     7,500       80,100
                                             ----------
                                                159,885
                                             ----------
PAPER PRODUCTS -- 4.0%
Ikon Office Solutions, Inc.          5,900       57,171
Smurfit-Stone Container Corp.
  (a)                               10,600      156,986
                                             ----------
                                                214,157
                                             ----------
PETROLEUM REFINING -- 1.1%
USX-Marathon Group                   2,100       57,939
                                             ----------
PRIMARY METAL -- 2.8%
Encompass Services Corp. (a)        47,800      146,268
                                             ----------
RUBBER & PLASTIC -- 6.0%
Nike, Inc., Class B                  3,500      172,760
Tupperware Corp.                     7,000      142,730
                                             ----------
                                                315,490
                                             ----------
-------------------------------------------------------
MINING & ENERGY -- 5.5%
CRUDE PETROLEUM & NATURAL GAS -- 2.6%
Anadarko Petroleum Corp.             1,228       70,057
Occidental Petroleum Corp.           2,700       68,364
                                             ----------
                                                138,421
                                             ----------
METAL MINING -- 1.6%
Freeport-McMoRan Copper & Gold,
  Inc., Class B                      7,600       84,360
                                             ----------
OIL & GAS EXTRACTION -- 1.3%
Grey Wolf, Inc. (a)                 23,100       66,759
                                             ----------
-------------------------------------------------------
RETAIL TRADE -- 5.7%
APPAREL & ACCESSORY STORES -- 2.2%
Nordstrom, Inc.                      8,300      117,030
                                             ----------
HOME FURNISHINGS & EQUIPMENT -- 1.8%
RadioShack Corp.                     3,800       94,962
                                             ----------
RESTAURANTS -- 1.7%
Darden Restaurants, Inc.             2,800       89,656
                                             ----------
-------------------------------------------------------
SERVICES -- 19.4%
BUSINESS SERVICES -- 0.5%
Verity, Inc. (a)                     2,500       26,550
                                             ----------
COMPUTER RELATED SERVICES -- 2.8%
Optimal Robotics Corp. (a)           5,000      147,400
                                             ----------
COMPUTER SOFTWARE -- 10.7%
Adobe Systems, Inc.                  4,100      108,240
Creo Products, Inc. (a)             15,200      143,184
Intergraph Corp. (a)                14,800      158,360
Microsoft Corp. (a)                  2,700      157,005
                                             ----------
                                                566,789
                                             ----------

See notes to investment portfolio.

October 31, 2001

                                    SHARES        VALUE
-------------------------------------------------------
HEALTH SERVICES -- 3.1%
Healthsouth Corp.                    6,400   $   83,328
IDEXX Laboratories, Inc. (a)         3,300       83,160
                                             ----------
                                                166,488
                                             ----------
PERSONAL SERVICES -- 2.3%
Service Corporation
  International                      8,400       53,508
Stewart Enterprises, Inc.           11,200       67,872
                                             ----------
                                                121,380
                                             ----------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES -- 15.6%
BROADCASTING -- 1.8%
AT&T Wireless Services, Inc.
  (a)                                6,700       96,748
                                             ----------
ELECTRIC SERVICES -- 3.5%
FedEx Corp. (a)                      4,500      184,860
                                             ----------
GAS SERVICES -- 2.7%
Enron Corp. (b)                      7,500      142,500
                                             ----------
TELECOMMUNICATIONS -- 7.6%
Electronics for Imaging, Inc.
  (a)                                6,800      133,824
Verizon Communications               3,000      149,430
Williams Communications Group,
  Inc. (a)                          71,800      119,906
                                             ----------
                                                403,160
                                             ----------
Total Common Stocks
  (cost of $4,736,453)                        5,105,572
                                             ----------

SHORT-TERM OBLIGATION -- 3.2%          PAR        VALUE
-------------------------------------------------------
Repurchase agreement with SBC
  Warburg Ltd., dated 10/31/01,
  due 11/01/01 at 2.570%,
  collateralized by U.S.
  Treasury Bonds with various
  maturities to 2027, market
  value $178,154 (repurchase
  proceeds $172,012) (cost of
  $172,000)                       $172,000   $  172,000
                                             ----------
TOTAL INVESTMENTS -- 99.6%
(cost of $4,908,453) (c)                      5,277,572
                                             ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%        21,588
                                             ----------
NET ASSETS -- 100.0%                         $5,299,160
                                             ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) As of October 31, 2001, the Fund held shares of Enron Corp., representing 2.7% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.
(c) Cost for federal income tax purposes is $4,913,133.

        Acronym                          Name
        -------                          ----
          RVO                       Residual Value
                                      Obligation

See notes to financial statements.

 PORTFOLIO MANAGERS' REPORT - LIBERTY CONTRARIAN EQUITY FUND

      TOP 10 HOLDINGS as of 10/31/01 (%)

       Duke Energy                 3.2
       IBM                         3.1
       Sealed Air                  3.1
       Alcoa                       3.0
       Comcast                     2.7
       Nike                        2.5
       Newell Rubbermaid           2.5
       Anadarko Petroleum          2.5
       Waste Management            2.4
       Verizon Communications      2.3
       Portfolio holding breakdowns are
       calculated as a percentage of net
       assets. Since the fund is actively
       managed, there can be no guarantee it
       will continue to maintain these
       holdings in the future.

      NET ASSET VALUE PER SHARE
      as of 10/31/01 ($)

       CLASS A                   15.45
       CLASS B                   15.13
       CLASS C                   15.15
       CLASS I                   15.63

      HELD

      Packaging material producer SEALED AIR (3.1% OF NET ASSETS) continued to be a good stock despite the mad cow disease scare and asbestos litigation. We maintained our position and continue to like the outlook. The stock recently traded over $40 per share.

      HELD

      LIZ CLAIBORNE (1.3% OF NET ASSETS) is an apparel company that has built out its product lines, and managed inventory levels in a very competitive market. The stock has appreciated nicely, and recently traded near $50 per share.

LIBERTY CONTRARIAN EQUITY FUND

Liberty Contrarian Equity Fund seeks long-term capital appreciation by investing at least 65% of assets in common stocks, primarily with large and medium market capitalizations. The managers follow a contrarian approach to investing, seeking out of favor stocks with potential to improve.

RETURNS FAVORABLE VERSUS BENCHMARK

Liberty Contrarian Equity Fund held its own in a volatile environment until August and September, when it was caught up in the general market decline. Ultimately, class A shares of the fund had a total return of negative 13.46% (unadjusted for sales charges) for the one-year period ended October 31, 2001. This compares favorably with the S&P 500 Index, the fund's benchmark, which returned negative 24.89% over the same period. We were able to outperform our benchmark by a large margin because of market volatility. We bought stocks that had already fallen significantly in price, hoping to limit further price declines versus the market.

PORTFOLIO CHANGES TO MEET NEW OPPORTUNITIES

We believed equities were in the process of bottoming in July and August, so we rotated the portfolio into stocks that would benefit from an economic recovery. Retail and technology stocks were added. Then came the tragic events of September 11th. Our portfolio suffered initially because it included stocks with higher risk relative to the benchmark. When the markets re-opened on September 17th, prices declined to a point that was so low, we were unwilling to sell those positions. We stuck with our portfolio, and were comfortable that at some point the opportunity to sell into a rising market would occur. In fact, we actually added to some positions, which may have contributed to the fund's recent better performance. Class A shares of the fund had a one-month total return through October 31, 2001 of 2.73% (unadjusted for sales charges) compared to 1.91% for the benchmark.

INTEREST RATES AND FINANCIALS

The financial sector has performed well during the last 12 months. Initially, we had a relatively small exposure to banks because of concerns surrounding their credit quality. Our exposure was focused on various mortgage brokers, and property and casualty insurance companies. As interest rates fell rapidly following September 11th, we became more aggressive. We added financials such as J.P. Morgan (1.0% of net assets) and Morgan Stanley (1.5% of net assets) to increase our exposure within this sector.

MORTGAGE REFINANCING ON THE RISE

The housing market also benefited as the Federal Reserve aggressively cut interest rates. With interest rates low, refinancing activity increased. Countrywide Credit (1.3% of net assets) prospered in this environment. The company does not lend money, so it does not incur any credit risk. Instead, it specializes in processing applications for other lenders. Fannie Mae (1.1% of net assets) is another mortgage-related issue that the fund owns. This stock has also been very good for us. In addition to the increase in the volume of refinancing applications, we think its fundamentals will continue to improve.

TRANSPORTATION DOWN BUT NOT OUT

Transportation and travel-related stocks were hard hit by the events of September 11th. We hold positions in Carnival Corp. (1.9% of net assets) and Delta Airlines (0.9% of net assets). Although these stocks suffered on the downside more than the benchmark, we currently intend to hold them because we believe there will be an economic recovery in 2002.

WHAT LIES AHEAD?

We expect the economy and stock market to remain in flux during the coming year. Significant fiscal and monetary stimulus is being injected into the economy, which under normal circumstances would produce an economic recovery by mid-2002. But America is also preparing to wage a war on terrorism, which could produce a mild drag on the economy. The effects of failed dot-coms, telecoms, and technology companies are still being unwound, which we estimate could reduce real GDP by 1% per year for several years, mainly through lower capital spending. While the trend in corporate earnings should be up in 2002, valuations for the market overall are still high and we project it could take several years for earnings to support stock prices. The market could remain in a fairly narrow trading range in 2002.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

/s/ Robert E. Anton

Robert E. Anton

/s/ Jeffrey D. Huffman

Jeffrey D. Huffman

JOHN E. MAACK, JR., CFA, ROBERT E. ANTON AND JEFFREY D. HUFFMAN, CFA are co-portfolio managers of the fund. Mr. Maack is director of equities and coordinator of the team of portfolio managers at Crabbe Huson Group, Inc. (the advisor). Mr. Anton joined the advisor after serving as chief investment officer and portfolio manager at Financial Aims Corp. Mr. Huffman was vice president and senior portfolio manager at WM Advisors, Inc. before he joined the advisor.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Contrarian stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

 PERFORMANCE INFORMATION -- LIBERTY CONTRARIAN EQUITY FUND

Value of a $10,000 investment
10/31/91 - 10/31/01

 PERFORMANCE OF A $10,000 INVESTMENT 10/31/91 - 10/31/01 ($)

                 without                  with
              sales charge            sales charge
 ---------------------------------------------------
 Class A         26,936                  25,387
 ---------------------------------------------------
 Class B         26,281                  26,281
 ---------------------------------------------------
 Class C         26,314                  26,314
 ---------------------------------------------------
 Class I         27,522                  27,522

                                   [LINE GRAPH]

                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                      SALES CHARGE                   CHARGE                   S&P 500 INDEX
                                                 ----------------------     -------------------------         -------------
10/1991                                                 10000.00                     9425.00                    10000.00
                                                         9722.00                     9162.99                     9597.00
                                                        10358.80                     9763.16                    10693.90
                                                        10635.40                    10023.80                    10495.00
                                                        10954.40                    10324.50                    10630.40
                                                        10825.20                    10202.70                    10423.10
                                                        10929.10                    10300.70                    10730.60
                                                        11041.70                    10406.80                    10783.20
                                                        10903.60                    10276.70                    10622.50
                                                        11386.70                    10731.90                    11057.00
                                                        11128.20                    10488.30                    10830.30
                                                        11266.20                    10618.40                    10957.00
                                                        11249.30                    10602.50                    10995.40
                                                        11853.40                    11171.80                    11370.30
                                                        12058.40                    11365.10                    11510.20
                                                        12549.20                    11827.60                    11606.80
                                                        12594.40                    11870.20                    11765.90
                                                        12984.80                    12238.20                    12014.10
                                                        12984.80                    12238.20                    11723.40
                                                        13539.30                    12760.80                    12037.60
                                                        13512.20                    12735.20                    12072.50
                                                        13466.30                    12691.90                    12024.20
                                                        13984.70                    13180.60                    12481.10
                                                        13958.10                    13155.50                    12385.00
                                                        14612.80                    13772.50                    12642.60
                                                        14785.20                    13935.00                    12522.50
                                                        15190.30                    14316.90                    12674.00
                                                        15688.60                    14786.50                    13105.00
                                                        15707.40                    14804.20                    12748.50
                                                        15083.80                    14216.50                    12192.70
                                                        15246.70                    14370.00                    12348.70
                                                        15275.70                    14397.30                    12551.30
                                                        14939.60                    14080.60                    12243.70
                                                        15553.60                    14659.30                    12645.30
                                                        16042.00                    15119.60                    13163.80
                                                        15726.00                    14821.70                    12841.30
                                                        15763.70                    14857.30                    13130.20
                                                        15294.00                    14414.60                    12652.30
                                                        15431.60                    14544.30                    12839.50
                                                        15440.90                    14553.00                    13172.10
                                                        16041.50                    15119.10                    13685.80
                                                        16591.70                    15637.70                    14089.50
                                                        16789.20                    15823.80                    14505.20
                                                        17192.10                    16203.60                    15085.40
                                                        17702.70                    16684.80                    15435.30
                                                        18352.40                    17297.20                    15947.80
                                                        18490.10                    17426.90                    15987.70
                                                        18588.10                    17519.20                    16662.30
                                                        17870.60                    16843.00                    16602.30
                                                        19100.10                    18001.80                    17331.20
                                                        19103.90                    18005.40                    17665.70
                                                        19187.90                    18084.60                    18266.30
                                                        19072.80                    17976.10                    18436.20
                                                        19667.90                    18537.00                    18613.20
                                                        20366.10                    19195.00                    18888.70
                                                        20355.90                    19185.40                    19376.00
                                                        19938.60                    18792.10                    19449.60
                                                        18770.20                    17690.90                    18589.90
                                                        19813.80                    18674.50                    18982.20
                                                        20616.30                    19430.80                    20050.90
                                                        20333.80                    19164.70                    20604.30
                                                        21397.30                    20167.00                    22162.00
                                                        21345.90                    20118.60                    21723.20
                                                        21606.40                    20364.00                    23080.90
                                                        21504.80                    20268.30                    23260.90
                                                        20859.70                    19660.20                    22304.90
                                                        20938.90                    19734.90                    23636.50
                                                        23533.30                    22180.10                    25075.90
                                                        24778.20                    23353.40                    26199.30
                                                        26478.00                    24955.50                    28284.80
                                                        26070.20                    24571.20                    26700.90
                                                        27668.30                    26077.40                    28164.10
                                                        26412.20                    24893.50                    27223.40
                                                        26401.60                    24883.50                    28483.80
                                                        26842.50                    25299.10                    28973.80
                                                        26829.10                    25286.40                    29295.40
                                                        28803.70                    27147.50                    31407.60
                                                        30048.00                    28320.30                    33015.60
                                                        30078.10                    28348.60                    33349.10
                                                        28333.60                    26704.40                    32775.50
                                                        27217.20                    25652.20                    34106.20
                                                        24971.80                    23535.90                    33741.20
                                                        20322.00                    19153.50                    28862.20
                                                        21795.40                    20542.20                    30712.30
                                                        23757.00                    22390.90                    33209.20
                                                        24042.10                    22659.60                    35221.70
                                                        24477.20                    23069.80                    37250.50
                                                        24462.50                    23055.90                    38807.50
                                                        22896.90                    21580.40                    37600.60
                                                        25134.00                    23688.80                    39104.60
                                                        28114.80                    26498.30                    40618.00
                                                        28471.90                    26834.80                    39659.40
                                                        29380.20                    27690.80                    41860.50
                                                        28099.20                    26483.50                    40554.50
                                                        26817.90                    25275.80                    40355.80
                                                        25477.00                    24012.10                    39250.00
                                                        25015.80                    23577.40                    41734.50
                                                        26269.10                    24758.70                    42581.70
                                                        27036.20                    25481.60                    45089.80
                                                        26344.10                    24829.30                    42826.30
                                                        24916.20                    23483.50                    42016.90
                                                        28110.50                    26494.10                    46126.10
                                                        28757.00                    27103.50                    44737.70
                                                        29033.10                    27363.70                    43820.60
                                                        29279.90                    27596.30                    44903.00
                                                        29004.60                    27336.90                    44202.50
                                                        31246.70                    29450.00                    46947.50
                                                        30418.70                    28669.60                    44468.60
                                                        31139.60                    29349.00                    44281.90
                                                        29557.70                    27858.10                    40792.50
                                                        31207.00                    29412.60                    40992.40
                                                        33179.30                    31271.50                    42447.60
                                                        31487.10                    29676.60                    38576.40
                                                        29881.30                    28163.10                    36134.50
                                                        32271.80                    30416.20                    38942.10
                                                        32707.50                    30826.80                    39203.00
                                                        32043.50                    30201.00                    38250.40
                                                        31729.50                    29905.00                    37879.40
                                                        30228.70                    28490.50                    35508.10
                                                        26235.50                    24726.90                    32642.60
10/2001                                                 26935.50                    25386.70                    33247.90

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average annual total return as of 10/31/01 (%)

Share class                                      A                      B                      C                  I
Inception                                     1/31/89                1/27/99                1/27/99            10/3/96
---------------------------------------------------------------------------------------------------------------------------
                                          without    with        without    with        without    with
                                           sales    sales         sales    sales         sales    sales
                                          charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------
1-year                                    -13.46    -18.43       -14.27    -18.06       -14.20    -14.96       -13.09
---------------------------------------------------------------------------------------------------------------------------
5-year                                      5.78      4.54         5.26      5.01         5.29      5.29        6.23
---------------------------------------------------------------------------------------------------------------------------
10-year                                    10.42      9.76        10.14     10.14        10.16     10.16       10.65

Average annual total return as of 9/30/01 (%)

Share class                                      A                      B                      C                  I
-----------------------------------------------------------------------------------------------------------------------
                                          without    with        without    with        without    with
                                           sales    sales         sales    sales         sales    sales
                                          charge    charge       charge    charge       charge    charge
-----------------------------------------------------------------------------------------------------------------------
1-year                                    -13.75    -18.71       -14.55    -18.33       -14.49    -15.24       -13.24
-----------------------------------------------------------------------------------------------------------------------
5-year                                      4.93      3.69         4.43      4.18         4.46      4.46       5.40
-----------------------------------------------------------------------------------------------------------------------
10-year                                    10.38      9.73        10.11     10.11        10.13     10.13       10.63

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year -- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class B, C and I share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and class C shares would have been lower.

LIBERTY CONTRARIAN EQUITY

INVESTMENT PORTFOLIO

October 31, 2001

COMMON STOCKS -- 95.4%             SHARES          VALUE
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 11.3%
DEPOSITORY INSTITUTIONS -- 1.0%
J.P. Morgan Chase & Co.            29,100   $  1,028,976
                                            ------------
INSURANCE CARRIERS -- 6.3%
ACE Ltd.                           55,800      1,966,950
Conseco, Inc.                     430,700      1,287,793
MGIC Investment Corp.              15,800        817,492
Oxford Health Plans, Inc.
  (a)                              91,200      2,148,672
                                            ------------
                                               6,220,907
                                            ------------
NON-DEPOSITORY CREDIT INSTITUTIONS --2.5%
Countrywide Credit
  Industries, Inc.                 33,400      1,333,662
Fannie Mae                         13,900      1,125,344
                                            ------------
                                               2,459,006
                                            ------------
SECURITY BROKERS & DEALERS -- 1.5%
Morgan Stanley Dean Witter &
  Co.                              30,100      1,472,492
                                            ------------
--------------------------------------------------------
MANUFACTURING -- 45.8%
APPAREL -- 1.3%
Liz Claiborne, Inc.                28,300      1,287,650
                                            ------------
CHEMICALS & ALLIED PRODUCTS -- 1.3%
Goodrich (B.F.) Co.                59,800      1,276,730
                                            ------------
COMMUNICATIONS EQUIPMENT -- 3.6%
ADC Telecommunications, Inc.
  (a)                             380,100      1,729,455
Motorola, Inc.                    112,500      1,841,625
                                            ------------
                                               3,571,080
                                            ------------
ELECTRONIC MACHINERY, COMPONENTS & SUPPLIES -- 1.0%
Conexant Systems, Inc. (a)         94,400        958,160
                                            ------------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 1.2%
Scientific-Atlanta, Inc.           57,000      1,189,590
                                            ------------
ELECTRONIC COMPONENTS -- 1.4%
Intel Corp.                        58,200      1,421,244
                                            ------------
FABRICATED METAL -- 2.5%
Newell Rubbermaid, Inc.            88,800      2,454,432
                                            ------------
FOOD & KINDRED PRODUCTS -- 2.1%
Philip Morris Companies,
  Inc.                             45,400      2,124,720
                                            ------------
LAB ANALYTICAL & MEASURING
  INSTRUMENTS -- 2.0%
Boston Scientific Corp. (a)        89,300      2,030,682
                                            ------------
MACHINERY & COMPUTER EQUIPMENT -- 6.9%
Baker Hughes, Inc.                 32,500      1,164,475
Compaq Computer Corp.             121,900      1,066,625

                                   SHARES          VALUE
--------------------------------------------------------
International Business
  Machines Corp.                   28,900   $  3,123,223
McDermott International,
  Inc.                            142,100      1,506,260
                                            ------------
                                               6,860,583
                                            ------------
MEASURING & ANALYZING INSTRUMENTS -- 4.3%
Eastman Kodak Co.                  58,600      1,498,402
Honeywell International,
  Inc.                             52,800      1,560,240
WebMD Corp. (a)                   272,000      1,248,480
                                            ------------
                                               4,307,122
                                            ------------
MISCELLANEOUS MANUFACTURING -- 4.0%
Hasbro, Inc.                      102,400      1,696,768
Tyco International Ltd.            46,000      2,260,440
                                            ------------
                                               3,957,208
                                            ------------
PETROLEUM REFINING -- 3.8%
USX-Marathon Group                 71,900      1,983,721
Unocal Corp.                       54,400      1,751,680
                                            ------------
                                               3,735,401
                                            ------------
PRIMARY METAL -- 3.0%
Alcoa, Inc.                        92,400      2,981,748
                                            ------------
RUBBER & PLASTIC -- 5.6%
Nike, Inc., Class B                50,100      2,472,936
Sealed Air Corp. (a)               76,400      3,059,056
                                            ------------
                                               5,531,992
                                            ------------
TRANSPORTATION EQUIPMENT -- 1.8%
General Motors Corp.               43,000      1,776,760
                                            ------------
--------------------------------------------------------
MINING & ENERGY -- 6.9%
CRUDE PETROLEUM & NATURAL GAS -- 3.8%
Anadarko Petroleum Corp.           42,692      2,435,579
Occidental Petroleum Corp.         51,800      1,311,576
                                            ------------
                                               3,747,155
                                            ------------
METAL MINING -- 0.8%
Freeport-McMoRan Copper &
  Gold, Inc., Class B              75,700        840,270
                                            ------------
OIL & GAS FIELD SERVICES -- 2.3%
Schlumberger Ltd.                  48,000      2,324,160
                                            ------------
--------------------------------------------------------
RETAIL TRADE -- 4.9%
APPAREL & ACCESSORY STORES -- 1.7%
Nordstrom, Inc.                   123,100      1,735,710
                                            ------------
BUILDING, HARDWARE & GARDEN SUPPLY --1.7%
Home Depot, Inc.                   43,500      1,663,005
                                            ------------
HOME FURNISHINGS & EQUIPMENT -- 1.5%
RadioShack Corp.                   58,200      1,454,418
                                            ------------
--------------------------------------------------------

See notes to financial statements.

October 31, 2001

COMMON STOCKS (CONTINUED)          SHARES          VALUE
--------------------------------------------------------
SERVICES -- 9.9%
COMPUTER RELATED SERVICES -- 3.1%
Convergys Corp. (a)                69,300   $  1,947,330
Siebel Systems, Inc. (a)           69,800      1,139,834
                                            ------------
                                               3,087,164
                                            ------------
COMPUTER SOFTWARE -- 4.0%
Adobe Systems, Inc.                81,500      2,151,600
Microsoft Corp. (a)                31,300      1,820,095
                                            ------------
                                               3,971,695
                                            ------------
HEALTH SERVICES -- 2.8%
Health Management
  Associates, Inc. (a)             70,000      1,364,300
Healthsouth Corp. (a)             110,300      1,436,106
                                            ------------
                                               2,800,406
                                            ------------
--------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRICAL, GAS & SANITARY
  SERVICES -- 16.6%
AIR TRANSPORTATION -- 0.9%
Delta Air Lines, Inc.              38,000        868,680
                                            ------------
BROADCASTING -- 3.7%
Comcast Corp., Special Class
  A                                74,000      2,652,160
Liberty Media Corp., Class A
  (a)                              87,800      1,026,382
                                            ------------
                                               3,678,542
                                            ------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
AT&T Wireless Services, Inc.
  (a)                              71,300      1,029,572
                                            ------------
ELECTRIC SERVICES -- 3.2%
Duke Energy Corp.                  81,700      3,138,097
                                            ------------
GAS SERVICES -- 1.2%
Enron Corp. (b)                    85,700      1,191,230
                                            ------------
SANITARY SERVICES -- 2.4%
Waste Management, Inc.             98,200      2,405,900
                                            ------------

                                   SHARES          VALUE
--------------------------------------------------------
TELECOMMUNICATIONS -- 2.3%
Verizon Communications             46,700   $  2,326,127
                                            ------------
WATER TRANSPORTATION -- 1.9%
Carnival Corp.                     84,800      1,846,944
                                            ------------
Total Common Stocks (cost of
  $90,173,732)                                94,755,558
                                            ------------
SHORT TERM OBLIGATION -- 3.5%         PAR
--------------------------------------------------------
Repurchase agreement with
  SBC Warburg Ltd., dated
  10/31/01, due 11/01/01 at
  2.570%, collateralized by
  U.S. Treasury Bonds with
  various maturities to
  2027, market value
  $3,625,232 (repurchase
  proceeds $3,500,250) (cost
  of $3,500,000)               $3,500,000      3,500,000
                                            ------------
TOTAL INVESTMENTS -- 98.9%
  (cost of $93,673,732)(c)                    98,255,558
                                            ------------
OTHER ASSETS & LIABILITIES, NET -- 1.1%        1,065,160
                                            ------------
NET ASSETS -- 100.0%                        $ 99,320,718
                                            ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) As of October 31, 2001, the Fund held shares of Enron Corp., representing 1.2% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.
(c) Cost for federal income tax purposes is $93,799,747.

See notes to investment portfolio.

 PORTFOLIO MANAGERS' REPORT - LIBERTY CONTRARIAN SMALL-CAP FUND

      TOP 10 HOLDINGS AS OF 10/31/01 (%)

       Intergraph                  3.3
       Grey Wolf                   3.2
       Forest Oil                  3.0
       Virata                      3.0
       Checkpoint Systems          2.8
       Quanta Services             2.8
       Arch Capital Group Ltd      2.4
       Lexicon Genetics            2.3
       Oakley                      2.3
       Williams Communications     2.2
       Portfolio holding breakdowns are
       calculated as a percentage of net
       assets. Since the fund is actively
       managed, there can be no guarantee it
       will continue to maintain these
       holdings in the future.

      NET ASSET VALUE PER SHARE AS OF 10/31/01 ($)

       Class A                    9.25
       Class B                    9.24
       Class C                    9.14
       Class I                    9.27
       Class Z                    9.25

      HELD

      INTERGRAPH (3.3% OF NET ASSETS) This technical software company continues to be a good stock for us. We had a sizeable position and decided to take some profits when it ran above $14 per share. Recently, the stock retreated to $8-8.50 per share so we decided to increase our weighting.

      BOUGHT

      SKYWEST (1.5% OF NET ASSETS) is the holding company of SkyWest Airlines, the nation's fourth largest regional carrier. Although hit hard by the September 11th attacks, we felt that the company was cheap based on both revenue and earnings growth potential.

LIBERTY CONTRARIAN SMALL-CAP FUND

The fund seeks significant long-term appreciation by investing at least 65% of assets in common stocks with small market capitalizations. The managers follow a contrarian approach to investing, buying out of favor stocks with the potential to recover.

LEAD OVER BENCHMARK REMAINS

Although small-cap stocks generally outperformed other large- and mid-capitalization stocks, they nonetheless declined during the past year. For the year ended October 31, 2001, class A shares of Liberty Contrarian Small Cap Fund had a total return of negative 9.84% (unadjusted for sales charge) versus negative 12.70% for the Russell 2000 Index.

SMALL-CAPS STUNG BY RECENT EVENTS

History has shown small-cap stocks typically underperform in an uncertain market environment. This asset class generally lacks liquidity when there is some sort of market anomaly. Although small-caps suffered the most by the events of September 11th, it was also the asset class that bounced back the quickest and with the most momentum. Evidence of that resiliency is the fact that the fund had a total return of 8.44% (without sales charges) for the one-month period ended October 31, 2001. This performance compared favorably to the 5.85% return of the Russell 2000 Index.

HEALTH CARE STOCKS STAY STRONG

We have a favorable outlook on health care stocks. The pricing environment continues to improve, as health care providers receive higher fees or had more favorable growth. Some stocks that have performed well for us over the past 12 months include IDEXX Labs (1.3% of net assets), Mid Atlantic Medical (1.9% of net assets) and Omnicare (2.1% of net assets). We continue to rotate our positions in the health care arena as opportunities appear.

ENVIRONMENT FAVORS FINANCIALS

Although interest rates have been declining throughout the year, especially since the events of September 11th, we were under-exposed because of credit quality concerns with some banks. At year-end we held a significant position in the financial sector. While this may have contributed to positive returns for the month of October, our current exposure to this sector is relatively small. We have tended to favor insurance companies and other finance companies not exposed to large credit risk.

TECHNOLOGY -- RISK AND OPPORTUNITY

While most investors remain concerned about investing in technology, contrarians know that there must be some opportunities amongst the wreckage of the past year. We have invested in selected technology stocks that we believe offer above-average growth and opportunity. We believe investors will continue to seek out companies with superior growth, especially in an economic environment in which growth has slowed. We expect demand for digital photography, digital music and entertainment, as well as wireless and DSL (digital subscriber line) services to drive growth.

OUTLOOK

We are currently in a recovery stage. Interest rates are declining and fiscal stimulus is being applied to the economy. Although people are growing more confident, a slow economic start next year could shake investors' confidence. The combination of these factors makes us believe that the market will be in a trading range for most of 2002. If this occurs, we may be forced to rotate our small-cap portfolio a bit more defensively.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

/s/ John W. Johnson

John W. Johnson

/s/ Peter Belton

Peter P. Belton

JOHN E. MAACK, JR., CFA, JOHN W. JOHNSON, CFA and PETER P. BELTON, CFA are co-portfolio managers of the fund. Mr. Maack is the director of equities at Crabbe Huson Group, Inc. (the advisor). Prior to joining the advisor in 1995, Mr. Johnson was a private investment banker. Mr. Belton was a vice president/analyst at Capital Management Associates before joining the advisor in 1997.

Investing in small-cap stocks presents special risks, including possible illiquidity and greater price volatility than stocks of more established companies.

Contrarian stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

 PERFORMANCE -- LIBERTY CONTRARIAN SMALL-CAP FUND

Value of a $10,000 investment
10/31/91 - 10/31/01


PERFORMANCE OF A $10,000 INVESTMENT
10/31/91-10/31/01 ($)

                 without             with
              sales charge       sales charge
 ----------------------------------------------
 Class A         15,904             14,989
 ----------------------------------------------
 Class B         15,887             15,887
 ----------------------------------------------
 Class C         15,715             15,715
 ----------------------------------------------
 Class I         15,938             15,938
 ----------------------------------------------
 Class Z         15,904             15,904

                                                                                   [LINE GRAPH]

                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                      SALES CHARGE                   CHARGE                RUSSELL 2000 INDEX
                                                 ----------------------     -------------------------      ------------------
10/1991                                                 10000.00                     9425.00                    10000.00
                                                         8996.00                     8478.73                     9537.00
                                                         9181.32                     8653.39                    10300.90
                                                        11017.60                    10384.10                    11135.30
                                                        11366.80                    10713.20                    11460.40
                                                        10953.10                    10323.30                    11073.10
                                                        10837.00                    10213.90                    10685.50
                                                        10734.00                    10116.80                    10827.60
                                                        10152.30                     9568.49                    10315.50
                                                        10824.30                    10201.90                    10674.50
                                                         9919.41                     9349.05                    10373.50
                                                        10553.30                     9946.45                    10613.10
                                                        10811.80                    10190.10                    10950.60
                                                        11677.80                    11006.40                    11788.30
                                                        12246.60                    11542.40                    12198.50
                                                        13255.70                    12493.50                    12610.80
                                                        13022.40                    12273.60                    12319.50
                                                        13669.60                    12883.60                    12718.70
                                                        12971.10                    12225.20                    12370.20
                                                        14160.50                    13346.30                    12916.90
                                                        13850.40                    13054.00                    12997.00
                                                        13746.50                    12956.10                    13176.40
                                                        14134.20                    13321.50                    13745.60
                                                        14508.70                    13674.50                    14133.20
                                                        15285.00                    14406.10                    14496.50
                                                        15815.30                    14906.00                    14019.50
                                                        16476.40                    15529.00                    14499.00
                                                        17725.30                    16706.10                    14954.30
                                                        17831.70                    16806.40                    14900.40
                                                        16981.10                    16004.70                    14113.70
                                                        16675.40                    15716.60                    14197.00
                                                        16953.90                    15979.10                    14038.00
                                                        16847.10                    15878.40                    13560.70
                                                        17445.20                    16442.10                    13783.00
                                                        18308.70                    17256.00                    14550.80
                                                        18336.20                    17281.90                    14502.80
                                                        18708.40                    17632.70                    14446.20
                                                        18070.50                    17031.40                    13862.60
                                                        18406.60                    17348.20                    14235.50
                                                        18806.00                    17724.70                    14056.10
                                                        19261.10                    18153.60                    14640.80
                                                        19578.90                    18453.10                    14892.70
                                                        19978.30                    18829.60                    15223.30
                                                        19702.60                    18569.70                    15485.10
                                                        19799.20                    18660.70                    16288.80
                                                        20379.30                    19207.50                    17227.00
                                                        20572.90                    19389.90                    17583.60
                                                        20710.70                    19519.80                    17898.40
                                                        19041.40                    17946.50                    17098.30
                                                        19869.70                    18727.20                    17816.40
                                                        20394.30                    19221.60                    18286.80
                                                        20161.80                    19002.50                    18266.70
                                                        20323.10                    19154.50                    18836.60
                                                        21241.70                    20020.30                    19220.90
                                                        21343.70                    20116.40                    20249.20
                                                        21111.00                    19897.10                    21047.00
                                                        20775.30                    19580.80                    20182.00
                                                        19520.50                    18398.10                    18420.10
                                                        20205.70                    19043.90                    19490.30
                                                        19928.90                    18783.00                    20252.40
                                                        20002.60                    18852.50                    19940.50
                                                        20528.70                    19348.30                    20762.00
                                                        21604.40                    20362.10                    21306.00
                                                        22101.30                    20830.50                    21732.10
                                                        22132.20                    20859.60                    21206.20
                                                        22645.70                    21343.60                    20205.30
                                                        22976.30                    21655.20                    20261.80
                                                        23851.70                    22480.20                    22515.00
                                                        24755.70                    23332.20                    23480.80
                                                        24649.20                    23231.90                    24572.70
                                                        25719.00                    24240.20                    25135.40
                                                        26292.60                    24780.70                    26975.30
                                                        25327.60                    23871.30                    25791.10
                                                        24213.20                    22820.90                    25623.50
                                                        24041.30                    22658.90                    26071.90
                                                        22442.50                    21152.10                    25659.90
                                                        23302.10                    21962.20                    27556.20
                                                        23679.60                    22318.00                    28691.50
                                                        23731.70                    22367.10                    28849.30
                                                        22253.20                    20973.60                    27294.30
                                                        20722.20                    19530.70                    27351.70
                                                        17077.10                    16095.20                    25136.20
                                                        12502.20                    11783.30                    20254.70
                                                        13757.40                    12966.30                    21840.70
                                                        13929.40                    13128.40                    22731.80
                                                        13310.90                    12545.50                    23922.90
                                                        13740.80                    12950.70                    25403.80
                                                        13310.80                    12545.40                    25741.60
                                                        12175.30                    11475.30                    23656.60
                                                        12312.90                    11604.90                    24025.60
                                                        14995.90                    14133.60                    26178.30
                                                        15615.20                    14717.40                    26560.50
                                                        15958.80                    15041.10                    27761.00
                                                        15580.60                    14684.70                    27000.40
                                                        14634.80                    13793.30                    26001.40
                                                        14187.00                    13371.20                    26006.60
                                                        11985.20                    11296.00                    26113.20
                                                        13532.50                    12754.30                    27672.20
                                                        14855.90                    14001.70                    30804.60
                                                        14288.40                    13466.90                    30308.70
                                                        15955.90                    15038.40                    35312.60
                                                        17039.30                    16059.50                    32985.50
                                                        16008.40                    15087.90                    30999.80
                                                        15853.10                    14941.60                    29192.50
                                                        16282.80                    15346.50                    31738.10
                                                        16644.20                    15687.20                    30716.10
                                                        18122.30                    17080.20                    33059.80
                                                        18138.60                    17095.60                    32087.80
                                                        17639.80                    16625.50                    30656.70
                                                        15697.60                    14795.00                    27508.30
                                                        17331.70                    16335.20                    29871.20
                                                        18673.20                    17599.50                    31427.50
                                                        17607.00                    16594.60                    29365.90
                                                        17195.00                    16206.20                    27929.90
                                                        19052.00                    17956.50                    30114.00
                                                        20136.10                    18978.20                    30854.80
                                                        20204.50                    19042.80                    31919.30
                                                        18812.40                    17730.70                    30192.50
                                                        18039.30                    17002.00                    29217.20
                                                        14669.50                    13826.00                    25284.60
10/2001                                                 15904.00                    14989.50                    26762.90

The Russell 2000 Index is an unmanaged, market capitalization-weighted index that tracks the performance of 2000 small companies. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average annual total return as of 10/31/01 (%)

Share class                               A                       B                       C                 I           Z
Inception                              4/9/87                  2/13/01                 2/13/01           2/2/01      1/12/01
---------------------------------------------------------------------------------------------------------------------------------
                                 without      with       without      with       without      with
                                  sales       sales       sales       sales       sales       sales
                                 charge      charge      charge      charge      charge      charge
---------------------------------------------------------------------------------------------------------------------------------
1-year                            -9.84      -15.03       -9.94      -14.44      -10.92      -11.81       -9.65       -9.84
---------------------------------------------------------------------------------------------------------------------------------
5-year                            -4.48       -5.60       -4.50       -4.83       -4.71       -4.71       -4.44       -4.48
---------------------------------------------------------------------------------------------------------------------------------
10-year                            4.75        4.13        4.74        4.74        4.62        4.62        4.77        4.75

Average annual total return as of 9/30/01 (%)

Share class
Inception                                 A                       B                       C                 I           Z
---------------------------------------------------------------------------------------------------------------------------------
                                 without      with       without      with       without      with
                                  sales       sales       sales       sales       sales       sales
                                 charge      charge      charge      charge      charge      charge
---------------------------------------------------------------------------------------------------------------------------------
1-year                           -19.15      -23.80      -19.15      -23.19      -19.91      -20.71      -18.96      -19.05
---------------------------------------------------------------------------------------------------------------------------------
5-year                            -5.95       -7.05       -5.95       -6.27       -6.12       -6.12       -5.90       -5.92
---------------------------------------------------------------------------------------------------------------------------------
10-year                            4.13        3.52        4.13        4.13        4.03        4.03        4.16        4.14

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class B, C, I and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B, class C and class Z shares would have been lower.

LIBERTY CONTRARIAN SMALL-CAP FUND

INVESTMENT PORTFOLIO

October 31, 2001

COMMON STOCKS -- 98.6%              SHARES         VALUE
--------------------------------------------------------
CONSTRUCTION -- 0.7%
BUILDING CONSTRUCTION -- 0.7%
Champion Enterprises, Inc.
  (a)                               47,600   $   419,356
                                             -----------
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 12.9%
HOLDING & OTHER INVESTMENT OFFICES -- 2.3%
Lexicon Genetics, Inc. (a)         138,300     1,360,872
                                             -----------
INSURANCE CARRIERS -- 9.7%
American Financial Group,
  Inc.                              33,300       736,929
Arch Capital Group Ltd. (a)         60,300     1,417,050
Delphi Financial Group, Inc.,
  Class A                           38,000     1,155,200
Heidrick & Struggles
  International, Inc. (a)           59,000       894,440
Mid Atlantic Medical
  Services, Inc. (a)                60,400     1,120,420
Mutual Risk Management Ltd.
  (a)                               34,300       313,845
                                             -----------
                                               5,637,884
                                             -----------
NON-DEPOSITORY CREDIT INSTITUTIONS -- 0.0%
Associates First Capital
  Corp., RVO (a)                   881,800         8,818
                                             -----------
REAL ESTATE -- 0.9%
Centillium Communications,
  Inc. (a)                          89,700       505,908
                                             -----------
--------------------------------------------------------
MANUFACTURING -- 40.0%
APPAREL -- 2.4%
Bebe Stores, Inc. (a)               37,000       617,160
Phillips-Van Heusen Corp. (a)       92,600       790,804
                                             -----------
                                               1,407,964
                                             -----------
CHEMICALS & ALLIED PRODUCTS -- 8.9%
Playtex Products, Inc. (a)          73,400       719,320
Progenics Pharmaceuticals,
  Inc. (a)                          71,600     1,148,464
SanDisk Corp. (a)                   80,700       882,858
Sicor, Inc. (a)                     44,100       826,875
Tanox, Inc. (a)                     29,900       508,001
Wellman, Inc.                       88,400     1,114,724
                                             -----------
                                               5,200,242
                                             -----------
ELECTRICAL MACHINERY, COMPONENTS &
  SUPPLIES -- 1.7%
Cymer,Inc. (a)                      46,800       978,120
                                             -----------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 4.6%
Checkpoint Systems, Inc.           156,400     1,635,944
Pixelworks, Inc. (a)               101,100     1,021,110
                                             -----------
                                               2,657,054
                                             -----------

                                    SHARES         VALUE
--------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.7%
LTX Corp. (a)                       24,200   $   398,332
                                             -----------
FABRICATED METAL -- 0.6%
Nova Chemicals Corp.                22,900       359,530
                                             -----------
FURNITURE & FIXTURES -- 2.5%
BE Aerospace, Inc. (a)              53,600       435,232
Cost Plus, Inc. (a)                 52,900     1,028,905
                                             -----------
                                               1,464,137
                                             -----------
MACHINERY & COMPUTER EQUIPMENT -- 3.4%
Auspex Systems, Inc. (a)           195,200       351,360
Brooks Automation, Inc. (a)         13,300       429,324
Ocwen Financial Corp. (a)          140,600     1,209,160
                                             -----------
                                               1,989,844
                                             -----------
MEASURING & ANALYZING INSTRUMENTS -- 2.4%
Input/Output, Inc. (a)               6,600        53,130
Oakley, Inc. (a)                   124,200     1,326,456
                                             -----------
                                               1,379,586
                                             -----------
PAPER PRODUCTS -- 2.5%
Ikon Office Solutions, Inc.         47,000       455,430
Longview Fibre Co.                  92,600     1,018,600
                                             -----------
                                               1,474,030
                                             -----------
PETROLEUM REFINING -- 1.0%
Elcor Corp.                         24,300       569,835
                                             -----------
PRIMARY METAL -- 4.1%
Century Aluminum Co.                73,600       717,600
Encompass Services Corp. (a)        12,700        38,862
Quanta Services, Inc. (a)          105,900     1,609,680
                                             -----------
                                               2,366,142
                                             -----------
PRINTING & PUBLISHING -- 1.5%
Mail-Well, Inc. (a)                220,600       871,370
                                             -----------
RUBBER & PLASTIC -- 3.7%
AptarGroup, Inc.                    27,200       818,720
Grant Prideco, Inc. (a)             67,300       611,757
Tupperware Corp.                    35,700       727,923
                                             -----------
                                               2,158,400
                                             -----------
--------------------------------------------------------
MINING & ENERGY -- 8.3%
OIL & GAS EXTRACTION -- 8.3%
Devon Energy Corp.                  31,690     1,213,727
Forest Oil Corp. (a)                64,000     1,753,600
Grey Wolf, Inc. (a)                637,900     1,843,531
                                             -----------
                                               4,810,858
                                             -----------
--------------------------------------------------------

See notes to investment portfolio.

October 31, 2001

COMMON STOCKS (CONTINUED)           SHARES         VALUE
--------------------------------------------------------
RETAIL TRADE -- 4.5%
GENERAL MERCHANDISE STORES -- 1.2%
Applied Molecular Evolution
  (a)                               71,600   $   685,212
                                             -----------
MISCELLANEOUS RETAIL -- 2.1%
Omnicare, Inc.                      62,800     1,248,464
                                             -----------
RESTAURANTS -- 1.2%
Rare Hospitality
  International, Inc. (a)           38,400       700,032
                                             -----------
--------------------------------------------------------
SERVICES -- 15.2%
AUTO REPAIR, RENTAL & PARKING -- 1.1%
Newfield Exploration Co. (a)        18,900       657,909
                                             -----------
BUSINESS SERVICES -- 0.5%
Verity, Inc. (a)                    29,800       316,476
                                             -----------
COMPUTER RELATED SERVICES -- 2.2%
Optimal Robotics Corp. (a)          43,400     1,279,432
                                             -----------
COMPUTER SOFTWARE -- 4.8%
Creo Products, Inc. (a)             91,900       865,698
Intergraph Corp. (a)               180,700     1,933,490
                                             -----------
                                               2,799,188
                                             -----------
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT -- 1.5%
Tetra Tech, Inc.                    33,700       872,156
                                             -----------
HEALTH SERVICES -- 1.3%
IDEXX Laboratories, Inc. (a)        29,700       748,440
                                             -----------
MOTION PICTURES -- 0.6%
Hollywood Entertainment Corp.
  (a)                               20,200       325,018
                                             -----------
PERSONAL SERVICES -- 3.2%
Regis Corporation                   54,500     1,158,670
Stewart Enterprises, Inc.          113,000       684,780
                                             -----------
                                               1,843,450
                                             -----------
--------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRICAL,
GAS & SANITARY SERVICES -- 17.0%
AIR TRANSPORTATION -- 5.0%
AirTran Holdings, Inc. (a)         154,100       582,498
Alaska Air Group, Inc.              44,700     1,090,680
Frontier Airlines, Inc.             35,600       389,464
SkyWest, Inc.                       46,900       858,270
                                             -----------
                                               2,920,912
                                             -----------

                                    SHARES         VALUE
--------------------------------------------------------
CABLE -- 1.5%
Insight Communications Co.,
  Inc. (a)                          42,100   $   863,050
                                             -----------
CELLULAR TELECOMMUNICATIONS -- 1.7%
Leap Wireless International,
  Inc. (a)                          65,500       973,985
                                             -----------
COMMUNICATIONS -- 1.0%
Spanish Broadcasting System,
  Inc., Class A (a)                 71,000       560,190
                                             -----------
GAS SERVICES -- 0.7%
Western Gas Resources, Inc.         12,088       389,475
                                             -----------
TELECOMMUNICATIONS -- 7.1%
Electronics for Imaging, Inc.
  (a)                               30,400       598,272
TranSwitch Corp. (a)               172,400       570,644
Virata Corp. (a)                   143,300     1,716,734
Williams Communications
  Group, Inc. (a)                  771,400     1,288,238
                                             -----------
                                               4,173,888
                                             -----------
Total Common Stocks
  (cost of $68,335,105)                       57,375,559
                                             -----------
SHORT-TERM OBLIGATION -- 1.4%          PAR
--------------------------------------------------------
Repurchase agreement with SBC
  Warburg Ltd., dated
  10/31/01, due 11/01/01 at
  2.570%, collateralized by
  U.S. Treasury Bonds with
  various maturities to 2027,
  market value $870,056
  (repurchase proceeds
  $840,060) (cost of
  $840,000)                     $  840,000       840,000
                                             -----------
TOTAL INVESTMENTS -- 100.0%
  (cost of $69,175,105)(b)                    58,215,559
                                             -----------
OTHER ASSETS & LIABILITIES, NET -- 0.0%          (23,394)
                                             -----------
NET ASSETS -- 100.0%                         $58,192,165
                                             ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $69,303,864.

        Acronym                          Name
------------------------       ------------------------
          RVO                       Residual Value
                                      Obligation

See notes to financial statements.

 PORTFOLIO MANAGERS' REPORT - LIBERTY CONTRARIAN INCOME FUND

     TOP ISSUERS as of 10/31/01 (%)

      US Treasury notes, 4.625%,
         5/15/06                    11.4
      US Treasury notes, 5.750%,
         11/15/05                    9.5
      GNMA 30-year, 7.000%,
         6/15/28                     3.4
      US Treasury notes, 5.000%,
         2/15/11                     3.2
      US Treasury notes, 5.750%,
         8/15/10                     2.2
      US Treasury notes, 3.625%,
         8/31/03                     1.9
      Bristol-Myers Squibb,
         10/1/06                     1.9
      GNMA 30-year, 6.500%,
         11/15/28                    1.6
      United Technologies,
         11/1/06                     1.6
      Merrill Lynch, 12/16/07        1.4

     ASSET ALLOCATION as of 10/31/01 (%)

      Government bonds             33.8
      Corporate bonds              54.8
      Asset-backed securities       0.4
      Mortgage-backed
         securities                 6.9
      Other                         4.1

     MATURITY as of 10/31/01 (%)

      < 1 year                      1.8
      1-3 years                    16.7
      3-5 years                    46.3
      5-7 years                    15.7
      7-10 years                   18.5
      > 10 years                    1.0
      Portfolio holding breakdowns are
      calculated as a percentage of net
      assets. There can be no guarantee the
      fund will continue to maintain these
      holdings in the future since it is
      actively managed.

     CREDIT RATINGS as of 10/31/01 (%)

      AAA                          47.3
      AA                            9.1
      A                            27.5
      BBB                          14.9
      BB                            0.6
      B                             0.6
      Credit ratings are calculated as a
      percentage of total investments. There
      is no guarantee the fund will maintain
      these breakdowns in the future since
      it is actively managed.

LIBERTY CONTRARIAN INCOME FUND

Liberty Contrarian Income Fund seeks to provide shareholders with the highest level of current income consistent with preservation of capital. The managers invest at least 65% of assets in US government debt, investment grade corporate bonds and cash equivalents. The managers follow a basic contrarian approach to investing.

SHORT- AND LONG-TERM RESULTS POSITIVE

Fixed income investments generally had a very good year. For the one-year period ended October 31, 2001, class A shares of Liberty Contrarian Income Fund had a total return of 13.25% (excluding the effect of sales charges) compared to 15.32% for the Lehman Government/Credit Bond Index, its benchmark, and 14.56% for the Lehman US Aggregate Bond Index. The class A shares of the fund were ranked third out of 117 funds within Lipper Analytical's Corporate Debt -- A Rated Funds(1) category for the five-year period ended October 31, 2001.

FIXED INCOME INVESTMENTS APPEALING

The fund continued to experience positive cash inflows. Significant volatility, and indeed declines, in many of the major equity indexes have increased investor appetite for fixed income investments. Investors' desire for greater diversification, while providing current income and increased protection of principal, are some reasons the fund's assets (all classes of shares) have grown significantly over the past 12 months.

A MOVE TO SHORTER DURATION

Throughout most of 2001 the fund maintained duration slightly shorter than the benchmark index. Duration provides a measure of the fund's sensitivity to interest rate movements. While the decision to posture the fund in this manner has contributed to the slight underperformance versus the benchmark for the past 12 months, we feel we are appropriately positioned as we enter 2002. Although the Federal Reserve has been very accommodative -- enacting numerous interest rate cuts to spur economic activity -- the lagged effect of their efforts has yet to be seen. Additionally, the positive sloping yield curve, the narrowing of credit spreads, fiscal policy stimulus and a substantial amount of economic weakness allows us to justify our posture.

(1)Lipper Inc, a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. The total return calculated for the Lipper Corporate Debt Funds A Rated Category was 13.61% for the year ended October 31, 2001. The fund's class A shares were ranked in the third quartile for one year (97 out of 175), in the first quartile for three years (27 out of 144), in the first quartile for five years (3 out of 117) and in the third quartile for ten years (24 out of 45). Past performance cannot predict future results.

      NET ASSET VALUE PER SHARE
      AS OF 10/31/01 ($)

       Class A                   10.92
       Class B                   11.01
       Class C                   10.99
       Class I                   10.85
       Class Z                   10.84

      DISTRIBUTIONS PER SHARE
      11/1/00-10/31/01 ($)

       Class A                    0.54
       Class B                    0.46
       Class C                    0.46
       Class I                    0.58
       Class Z                    0.57

CORPORATE BONDS -- ADDING EXPOSURE

The fund seeks to acquire high-quality, large-capitalization corporate credits at prices that represent good value. To ensure diversity within the fund, concentrations of any one corporate credit are typically limited. Over the past year we have increased slightly our overall exposure to corporate credits and have reduced US Treasury holdings in the process. Some examples of corporate bonds we have recently purchased include Washington Mutual Inc. (0.9% of net assets) and Wells Fargo & Co. (1.1% of net assets) in the financial sector; retailers such as Sears, Roebuck and Co. (1.2% of net assets) and Target Corp.(0.8% of net assets); Burlington Northern/Sante Fe Corp. (0.8% of net assets) in the transportation sector and Toyota Motor Credit Corp. (1.1% of net assets), the financing unit of the automobile manufacturer. One example of an underperforming corporate credit during the period is Boeing Capital Corp. (1.3% of net assets). The tragic events of September 11th have deeply affected air transportation in the near term, and the company recently lost a large and potentially lucrative government contract for the right to produce the Joint Strike Fighter. We continue to hold this credit in the fund as the company's dominant position in the air transportation sector is intact and long-term prospects remain favorable.

ECONOMIC PROSPECTS

Given both the substantial monetary and fiscal policy stimuli undertaken in 2001, we are currently comfortable postulating that moderate economic growth will return in 2002. Prior to the events of September 11th, economic activity was moderating and indeed the overall economic climate was weak. However, the efforts of the Federal Reserve and Congress to address economic weakness were in place. What became known after the terrorist attacks is that the economic contraction intensified in the near term. Ultimately, we believe global stimuli will positively impact growth, likely increasing long-term interest rates as the markets anticipate economic recovery.


/s/ Garth R. Nisbet           /s/ Paul C. Rocheleau
Garth R. Nisbet               Paul C. Rocheleau

GARTH R. NISBET, CFA and PAUL C. ROCHELEAU are co-portfolio managers of the fund. Mr. Nisbet is chief investment officer and joined Crabbe Huson Group Inc. (the advisor) in 1995. Mr. Rocheleau joined the advisor in 1992.

An investment in the fund offers attractive income and total return opportunities but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates.

 PERFORMANCE INFORMATION -- LIBERTY CONTRARIAN INCOME FUND

Value of a $10,000 investment
10/31/91 - 10/31/01

 PERFORMANCE OF A $10,000 INVESTMENT 10/31/91 - 10/31/01 ($)

                 without                  with
              sales charge            sales charge
 ---------------------------------------------------
 Class A         20,109                  19,153
 ---------------------------------------------------
 Class B         19,783                  19,783
 ---------------------------------------------------
 Class C         19,819                  19,819
 ---------------------------------------------------
 Class I         20,367                  20,367
 ---------------------------------------------------
 Class Z         20,130                  20,130
 ---------------------------------------------------

                                                                   [LINE GRAPH]

                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES        LEHMAN BROTHERS
                                                      SALES CHARGE                   CHARGE              GOV'T/CREDIT BOND INDEX
                                                 ----------------------     -------------------------    -----------------------
10/1991                                                 10000.00                     9525.00                    10000.00
                                                        10080.00                     9601.00                    10100.00
                                                        10482.00                     9984.00                    10440.00
                                                        10283.00                     9795.00                    10286.00
                                                        10326.00                     9836.00                    10340.00
                                                        10268.00                     9781.00                    10283.00
                                                        10304.00                     9815.00                    10345.00
                                                        10514.00                    10014.00                    10546.00
                                                        10641.00                    10135.00                    10700.00
                                                        10881.00                    10364.00                    10974.00
                                                        10988.00                    10466.00                    11071.00
                                                        11116.00                    10588.00                    11223.00
                                                        10973.00                    10452.00                    11051.00
                                                        10984.00                    10462.00                    11043.00
                                                        11136.00                    10607.00                    11231.00
                                                        11297.00                    10760.00                    11476.00
                                                        11425.00                    10882.00                    11715.00
                                                        11468.00                    10923.00                    11755.00
                                                        11508.00                    10962.00                    11845.00
                                                        11482.00                    10936.00                    11839.00
                                                        11579.00                    11029.00                    12108.00
                                                        11641.00                    11088.00                    12186.00
                                                        11733.00                    11175.00                    12466.00
                                                        11802.00                    11241.00                    12510.00
                                                        11824.00                    11263.00                    12561.00
                                                        11804.00                    11244.00                    12419.00
                                                        11836.00                    11274.00                    12474.00
                                                        11997.00                    11427.00                    12661.00
                                                        11810.00                    11249.00                    12385.00
                                                        11528.00                    10980.00                    12081.00
                                                        11372.00                    10832.00                    11981.00
                                                        11420.00                    10877.00                    11959.00
                                                        11446.00                    10902.00                    11932.00
                                                        11649.00                    11095.00                    12170.00
                                                        11646.00                    11093.00                    12175.00
                                                        11489.00                    10943.00                    11991.00
                                                        11504.00                    10958.00                    11978.00
                                                        11420.00                    10878.00                    11957.00
                                                        11411.00                    10869.00                    12036.00
                                                        11600.00                    11049.00                    12267.00
                                                        11759.00                    11201.00                    12551.00
                                                        11798.00                    11238.00                    12635.00
                                                        11925.00                    11359.00                    12812.00
                                                        12170.00                    11592.00                    13349.00
                                                        12320.00                    11734.00                    13456.00
                                                        12360.00                    11773.00                    13403.00
                                                        12489.00                    11896.00                    13575.00
                                                        12655.00                    12054.00                    13714.00
                                                        12875.00                    12264.00                    13915.00
                                                        13118.00                    12495.00                    14145.00
                                                        13348.00                    12714.00                    14353.00
                                                        13392.00                    12756.00                    14442.00
                                                        13029.00                    12410.00                    14135.00
                                                        12984.00                    12367.00                    14017.00
                                                        12862.00                    12251.00                    13920.00
                                                        12831.00                    12221.00                    13896.00
                                                        12967.00                    12351.00                    14081.00
                                                        12990.00                    12373.00                    14114.00
                                                        13006.00                    12388.00                    14078.00
                                                        13224.00                    12596.00                    14329.00
                                                        13512.00                    12871.00                    14663.00
                                                        13775.00                    13120.00                    14933.00
                                                        13616.00                    12969.00                    14767.00
                                                        13627.00                    12980.00                    14784.00
                                                        13637.00                    12989.00                    14816.00
                                                        13412.00                    12775.00                    14639.00
                                                        13648.00                    12999.00                    14853.00
                                                        13757.00                    13103.00                    14991.00
                                                        13951.00                    13288.00                    15171.00
                                                        14535.00                    13845.00                    15635.00
                                                        14290.00                    13611.00                    15460.00
                                                        14560.00                    13868.00                    15703.00
                                                        14900.00                    14193.00                    15954.00
                                                        15014.00                    14301.00                    16039.00
                                                        15194.00                    14472.00                    16207.00
                                                        15440.00                    14707.00                    16436.00
                                                        15374.00                    14643.00                    16403.00
                                                        15434.00                    14700.00                    16454.00
                                                        15464.00                    14730.00                    16536.00
                                                        15689.00                    14943.00                    16713.00
                                                        15864.00                    15111.00                    16883.00
                                                        15887.00                    15132.00                    16897.00
                                                        16241.00                    15469.00                    17226.00
                                                        16720.00                    15926.00                    17719.00
                                                        16569.00                    15782.00                    17593.00
                                                        16617.00                    15828.00                    17699.00
                                                        16676.00                    15884.00                    17743.00
                                                        16817.00                    16019.00                    17869.00
                                                        16580.00                    15793.00                    17444.00
                                                        16700.00                    15906.00                    17531.00
                                                        16735.00                    15940.00                    17575.00
                                                        16608.00                    15819.00                    17394.00
                                                        16559.00                    15773.00                    17340.00
                                                        16480.00                    15697.00                    17291.00
                                                        16458.00                    15677.00                    17277.00
                                                        16654.00                    15863.00                    17433.00
                                                        16639.00                    15849.00                    17478.00
                                                        16656.00                    15865.00                    17468.00
                                                        16563.00                    15776.00                    17361.00
                                                        16546.00                    15760.00                    17356.00
                                                        16746.00                    15951.00                    17573.00
                                                        17041.00                    16232.00                    17828.00
                                                        16913.00                    16110.00                    17740.00
                                                        16912.00                    16108.00                    17724.00
                                                        17251.00                    16432.00                    18086.00
                                                        17400.00                    16573.00                    18278.00
                                                        17652.00                    16814.00                    18535.00
                                                        17680.00                    16841.00                    18606.00
                                                        17760.00                    16916.00                    18723.00
                                                        18087.00                    17228.00                    19043.00
                                                        18450.00                    17574.00                    19418.00
                                                        18648.00                    17762.00                    19744.00
                                                        18838.00                    17943.00                    19948.00
                                                        18947.00                    18047.00                    20040.00
                                                        18788.00                    17896.00                    19889.00
                                                        18873.00                    17976.00                    20005.00
                                                        18920.00                    18021.00                    20101.00
                                                        19345.00                    18427.00                    20601.00
                                                        19512.00                    18585.00                    20865.00
                                                        19820.00                    18879.00                    21057.00
10/2001                                                 20109.00                    19153.00                    21590.00

The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average annual total return as of 10/31/01 (%)

Share class                             A                      B                      C                  I              Z
Inception                            1/31/89                9/15/99                9/15/99            10/19/98       9/15/99
---------------------------------------------------------------------------------------------------------------------------------
                                 without    with        without    with        without    with
                                  sales    sales         sales    sales         sales    sales
                                 charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------------
1-year                            13.25     7.88         12.08     7.08         12.12    11.12         13.57          13.08
---------------------------------------------------------------------------------------------------------------------------------
5-year                             8.28     7.23          7.93     7.63          7.97     7.97          8.56           8.30
---------------------------------------------------------------------------------------------------------------------------------
10-year                            7.24     6.71          7.06     7.06          7.08     7.08          7.37           7.25

Average annual total return as of 9/30/01 (%)

Share class                             A                      B                      C                  I              Z
---------------------------------------------------------------------------------------------------------------------------------
                                 without    with        without    with        without    with
                                  sales    sales         sales    sales         sales    sales
                                 charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------------
1-year                            12.11     6.79         11.18     6.18         11.23    10.23         12.52          11.82
---------------------------------------------------------------------------------------------------------------------------------
5-year                             8.43     7.38          8.09     7.80          8.13     8.13          8.72           8.45
---------------------------------------------------------------------------------------------------------------------------------
10-year                            7.21     6.69          7.04     7.04          7.06     7.06          7.35           7.22

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class B, C, I and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and class C shares would have been lower.

LIBERTY CONTRARIAN INCOME FUND

INVESTMENT PORTFOLIO

October 31, 2001

CORPORATE FIXED INCOME
BONDS & NOTES -- 54.8%                 PAR         VALUE
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 16.7%
DEPOSITORY INSTITUTIONS -- 3.2%
Bank One Corp.,
  6.000% 08/01/08               $  200,000   $   205,332
Citicorp,
  6.375% 11/15/08                  100,000       103,710
Citigroup Inc.,
  5.500% 08/09/06                  100,000       103,840
Heller Financial Inc.,
  6.375% 03/15/06                  100,000       106,322
J.P. Morgan & Co., Inc.,
  7.625% 09/15/04                  100,000       109,342
                                             -----------
                                                 628,546
                                             -----------
FINANCIAL SERVICES -- 5.3%
Boeing Capital Corp.,
  5.650% 05/15/06                  250,000       255,178
Goldman Sachs Group,
  6.875% 01/15/11                  150,000       158,981
Mellon Funding Corp.,
  6.400% 05/14/11                  150,000       157,005
Sears, Roebuck & Co.
  Acceptance Corp.:
  6.750% 08/15/11                  175,000       175,894
  6.930% 11/15/02                   50,000        51,713
Wells Fargo Financial:
  5.875% 08/15/08                  150,000       154,932
  6.125% 02/15/06                   50,000        52,845
                                             -----------
                                               1,006,548
                                             -----------
HOLDING & OTHER INVESTMENT OFFICES -- 0.9%
Washington Mutual Bank,
  6.875% 06/15/11                  160,000       168,952
                                             -----------
INSURANCE CARRIERS -- 0.8%
American General Finance
  Corp.,
  6.200% 03/15/03                   50,000        51,908
Lincoln National Corp.,
  6.500% 03/15/08                  100,000       101,778
                                             -----------
                                                 153,686
                                             -----------

                                       PAR         VALUE
--------------------------------------------------------
NON-DEPOSITORY CREDIT INSTITUTIONS -- 4.6%
Countrywide Home Loan,
  5.250% 05/22/03               $  150,000   $   154,587
Ford Motor Credit Co.,
  6.875% 02/01/06                  150,000       153,531
General Motors Acceptance
  Corp.,
  9.000% 10/15/02                  100,000       104,686
Household Finance Corp.,
  6.400% 06/17/08                  250,000       253,930
Toyota Motor Credit Corp.,
  5.650% 01/15/07                  200,000       209,202
                                             -----------
                                                 875,936
                                             -----------
SECURITY BROKERS & DEALERS -- 1.9%
Bear Stearns Cos., Inc.,
  6.875% 10/01/05                  100,000       106,495
Merrill Lynch & Co. Inc.,
  6.560% 12/16/07                  250,000       269,978
                                             -----------
                                                 376,473
                                             -----------
--------------------------------------------------------
MANUFACTURING -- 17.5%
CHEMICALS & ALLIED PRODUCTS -- 5.5%
Bristol-Myers Squibb,
  4.750% 10/01/06                  350,000       356,713
Dow Chemical,
  6.125% 02/01/11                  250,000       258,685
E.I. DuPont De Nemours & Co.,
  8.250% 09/15/06                  100,000       117,005
Eli Lilly & Co.:
  5.500% 07/15/06                  100,000       104,651
  8.375% 12/01/06                  100,000       117,686
IMC Global, Inc.,
  7.400% 11/01/02                  100,000        96,674
                                             -----------
                                               1,051,414
                                             -----------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 0.8%
General Electric Capital
  Corp.,
  5.375% 04/23/04                  150,000       158,896
                                             -----------
FABRICATED METAL -- 0.9%
Masco Corp.,
  6.750% 03/15/06                   75,000        79,027
Snap-on, Inc.,
  6.625% 10/01/05                   90,000        95,581
                                             -----------
                                                 174,608
                                             -----------

See notes to financial statements.

October 31, 2001

CORPORATE FIXED INCOME
BONDS & NOTES (CONTINUED)              PAR         VALUE
--------------------------------------------------------
FOOD & KINDRED PRODUCTS -- 5.0%
Anheuser Busch Cos., Inc.,
  7.000% 09/01/05               $  100,000   $   105,940
Campbell Soup Company,
  5.875% 10/01/08                  250,000       256,895
Coca-Cola Co.,
  5.750% 03/15/11                  100,000       102,715
Coca-Cola Enterprises, Inc.,
  5.375% 08/15/06                  125,000       129,152
Conagra Inc.,
  6.000% 09/15/06                  250,000       259,437
Diageo Capital PLC,
  7.250% 11/01/09                  100,000       112,041
                                             -----------
                                                 966,180
                                             -----------
MACHINERY & COMPUTER EQUIPMENT -- 2.5%
International Business
  Machines Corp.,
  7.250% 11/01/02                  100,000       104,420
Raytheon Co.,
  6.150% 11/01/08                   75,000        74,890
United Technologies Corp.,
  4.875% 11/01/06                  300,000       302,157
                                             -----------
                                                 481,467
                                             -----------
MISCELLANEOUS MANUFACTURING -- 2.2%
Cooper Industries, Inc.,
  6.375% 05/08/08                   50,000        50,863
Ingersoll Rand,
  6.250% 05/15/06                  150,000       156,519
Tyco International Group SA:
  5.800% 08/01/06                  125,000       128,414
  6.375% 02/15/06                   75,000        78,947
                                             -----------
                                                 414,743
                                             -----------
RUBBER & PLASTIC -- 0.6%
PMI Group, Inc.,
  6.875% 11/15/08                  100,000       108,129
                                             -----------
--------------------------------------------------------
MINING & ENERGY -- 2.3%
CRUDE PETROLEUM & NATURAL GAS -- 1.3%
Consolidated Natural Gas,
  5.375% 11/01/06                  250,000       252,867
                                             -----------
OIL & GAS EXTRACTION -- 0.6%
Occidental Petroleum Corp.,
  6.750% 11/15/02                  100,000       103,364
                                             -----------
OIL & GAS FIELD SERVICES -- 0.4%
Enron Corp.,
  6.725% 11/17/08 (a)              100,000        77,590
                                             -----------
--------------------------------------------------------

                                       PAR         VALUE
--------------------------------------------------------
RETAIL TRADE -- 5.9%
FOOD STORES -- 2.1%
Kroger Co.,
  7.000% 05/01/18               $  100,000   $   103,166
Safeway, Inc.:
  3.625% 11/05/03                  200,000       199,896
  6.500% 11/15/08                  100,000       104,073
                                             -----------
                                                 407,135
                                             -----------
GENERAL MERCHANDISE STORES -- 2.5%
Kmart Corp.,
  7.700% 07/02/02                   50,000        49,026
Target Corp.:
  5.500% 04/01/07                  100,000       103,964
  5.950% 05/15/06                   50,000        52,666
Wal-Mart Stores Inc.:
  5.450% 08/01/06                  150,000       157,176
  8.000% 09/15/06                  100,000       115,873
                                             -----------
                                                 478,705
                                             -----------
MISCELLANEOUS RETAIL -- 0.6%
Colgate Palmolive Co.,
  5.340% 03/26/06                  100,000       103,710
                                             -----------
RESTAURANTS -- 0.7%
McDonald's Corp.,
  6.000% 04/15/11                  125,000       130,431
                                             -----------
--------------------------------------------------------
SERVICES -- 3.6%
AMUSEMENT & RECREATION -- 1.3%
Alliance Capital Management,
  5.625% 08/15/06                  200,000       205,484
Circus Circus Enterprises,
  Inc.,
  9.250% 12/01/05                   50,000        47,000
                                             -----------
                                                 252,484
                                             -----------
AUTO REPAIR SERVICES & PARKING -- 0.3%
Hertz Corp.,
  6.625% 05/15/08                   50,000        48,955
                                             -----------
BUSINESS SERVICES -- 1.2%
John Deere Capital Corp.:
  5.125% 10/19/06                   75,000        75,043
  5.875% 04/06/06                  150,000       154,380
                                             -----------
                                                 229,423
                                             -----------
MOTION PICTURES -- 0.8%
The Walt Disney Co.,
  4.875% 07/02/04                  150,000       152,623
                                             -----------
--------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES -- 8.2%
BROADCASTING -- 0.3%
USA Networks, Inc.,
  6.750% 11/15/05                   50,000        52,559
                                             -----------

See notes to financial statements.

October 31, 2001

   CORPORATE FIXED INCOME
  BONDS & NOTES (CONTINUED)            PAR         VALUE
--------------------------------------------------------
CABLE -- 0.5%
Comcast Cable Communications,
  Inc.,
  6.875% 06/15/09               $  100,000   $   103,570
                                             -----------
COMMUNICATIONS -- 1.3%
Qwest Capital Funding,
  5.875% 08/03/04                  200,000       204,260
Sprint Corp.,
  6.125% 11/15/05                   50,000        48,828
                                             -----------
                                                 253,088
                                             -----------
ELECTRIC SERVICES -- 1.1%
Indiana Michigan Power Co.,
  6.450% 11/10/08                   50,000        50,627
Kentucky Power Co.,
  6.450% 11/10/08                  100,000        99,465
NorAm Energy Corp.,
  6.375% 11/01/03                   55,000        56,961
                                             -----------
                                                 207,053
                                             -----------
MOTOR FREIGHT & WAREHOUSING -- 0.6%
Ryder System Inc.,
  6.500% 05/15/05                  115,000       115,713
                                             -----------
RAILROAD -- 1.6%
Burlington Northern Santa Fe
  Corp.,
  6.750% 07/15/11                  150,000       157,399
CSX Corp.,
  6.750% 03/15/11                  100,000       104,748
Union Pacific Corp.,
  6.790% 11/09/07                   50,000        53,177
                                             -----------
                                                 315,324
                                             -----------
TELECOMMUNICATIONS -- 2.8%
AT&T Corp.,
  7.750% 03/01/07                   80,000        87,963
CBS Corp.,
  7.150% 05/20/05                   75,000        80,648
Comcast Cable Communications,
  Inc.:
  6.200% 11/15/08                   50,000        49,925
GTE South, Inc.,
  6.000% 02/15/08                  100,000       102,263
SBC Communications, Inc.,
  6.250% 03/01/05                  100,000       104,987
US West Communications,
  6.625% 09/15/05                  100,000       102,596
                                             -----------
                                                 528,382
                                             -----------
--------------------------------------------------------

                                       PAR         VALUE
--------------------------------------------------------
WHOLESALE TRADE -- 0.6%
NON-DURABLE GOODS -- 0.6%
Sysco Corp.,
  7.000% 05/01/06               $  100,000   $   109,333
                                             -----------
Total Corporate Fixed Income Bonds & Notes
  (cost of $10,098,638)                       10,487,887
                                             -----------
--------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 40.7%
--------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 6.9%
Federal Home Loan Mortgage
  Corp.:
  7.000% 11/01/25-03/01/27         154,491       160,236
  7.500% 09/01/25                   37,629        39,322
  8.000% 06/01/26                   45,334        47,700
  9.000% 04/01/17                   37,994        40,974
  9.500% 10/01/16                   18,509        20,046
                                             -----------
                                                 308,278
                                             -----------
Federal National Mortgage
  Corp.,
  9.250% 09/01/16                   53,133        56,719
                                             -----------
Government National Mortgage
  Corp.:
  6.500% 11/15/28                  304,362       314,348
  7.000% 10/15/27-06/15/28         618,594       645,658
                                             -----------
                                                 960,006
                                             -----------
--------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 33.8%
U.S. Treasury Bonds,
  5.250% 02/15/29                   75,000        76,711
                                             -----------
U.S. Treasury Notes:
  3.625% 08/31/03                  350,000       357,766
  4.000% 04/30/03                  225,000       230,906
  4.250% 05/31/03                  240,000       247,349
  4.625% 02/28/03-05/15/06       2,310,000     2,413,028
  4.750% 01/31/03                  185,000       190,983
  5.000% 02/15/11                  580,000       611,993
  5.750% 08/15/10-11/15/05       2,045,000     2,233,470
  5.875% 11/30/01                  100,000       100,297
                                             -----------
                                               6,385,792
                                             -----------
Total U.S. Government
  Agencies & Obligations
  (cost of $7,554,065)                         7,787,506
                                             -----------
--------------------------------------------------------

See notes to financial statements.

October 31, 2001

ASSET-BACKED SECURITIES -- 0.4%          PAR         VALUE
----------------------------------------------------------
Green Tree Financial Corp.,
  Series 1997-7, Class A-5,
    (cost of $67,327)
    6.540% 07/15/19               $   68,292   $    70,386
                                               -----------
TOTAL INVESTMENTS -- 95.9%
  (COST OF $17,720,030)(B)                      18,345,779
                                               -----------
OTHER ASSETS & LIABILITIES, NET -- 4.1%            791,326
                                               -----------
NET ASSETS -- 100.0%                           $19,137,105
                                               ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) As of October 31, 2001, the Fund held bonds of Enron Corp., representing 0.4% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.

(b) Cost for federal income tax purposes is $17,724,077.

See notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES

October 31, 2001

                                                          LIBERTY         LIBERTY         LIBERTY
                                           LIBERTY       CONTRARIAN      CONTRARIAN     CONTRARIAN
                                          CONTRARIAN       EQUITY        SMALL-CAP        INCOME
                                             FUND           FUND            FUND           FUND
---------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                      $4,908,453    $93,673,732     $69,175,105     $17,720,030
                                          -------       ----------      ----------         --------
Investments, at value                     $5,277,572    $98,255,558     $58,215,559     $18,345,779
Cash                                       18,458              550              --               --
Receivable for:
    Investments sold                      209,089        4,740,048         295,731          735,477
    Fund shares sold                       27,586           24,151          12,013          309,067
    Dividends                               1,365           52,033           4,072               --
    Interest                                   12              250              60          283,617
Expense reimbursement due from Advisor         --          133,110         219,211           66,495
Deferred Trustees' compensation plan          570            1,889           1,525              581
Other assets                                1,941           29,371          28,679              678
                                          -------       ----------      ----------         --------
    Total Assets                          5,536,593     103,236,960     58,776,850       19,741,694
                                          -------       ----------      ----------         --------
LIABILITIES:
Payable due to custodian                       --               --          16,289          363,116
Expense reimbursement payable to Advisor   20,180               --              --               --
Payable for:
    Investments purchased                 186,984        3,741,759         347,766          199,896
    Fund shares repurchased                   200           14,183         109,310            6,777
    Management fee                          3,453           86,315          49,116           11,966
    Administration fee                        216            4,328           2,455              797
    Transfer agent fee                      1,369           13,017          11,986            6,499
    Bookkeeping fee                           833            3,886           2,566              833
    Trustees' fee                             300               81             145              100
    Deferred Trustees' fee                    570            1,889           1,525              581
Other liabilities                          23,328           50,784          43,527           14,024
                                          -------       ----------      ----------         --------
    Total Liabilities                     237,433        3,916,242         584,685          604,589
                                          -------       ----------      ----------         --------
NET ASSETS:                               $5,299,160    $99,320,718     $58,192,165     $19,137,105
                                          =======       ==========      ==========         ========
COMPOSITION OF NET ASSETS:
    Paid-in capital                       $5,037,277    $96,204,088     $136,730,468    $18,263,494
    Undistributed (overdistributed) net
      investment income (loss)             (2,249)          (7,497)         (6,007)          17,016
    Accumulated net realized gain (loss)  (104,987)     (1,457,699)     (67,572,750)        230,846
    Net unrealized appreciation
      (depreciation) on investments       369,119        4,581,826      (10,959,546)        625,749
                                          -------       ----------      ----------         --------
                                          $5,299,160    $99,320,718     $58,192,165     $19,137,105
                                          =======       ==========      ==========         ========

See notes to financial statements.

October 31, 2001

                                                          LIBERTY         LIBERTY         LIBERTY
                                           LIBERTY       CONTRARIAN      CONTRARIAN     CONTRARIAN
                                          CONTRARIAN       EQUITY        SMALL-CAP        INCOME
                                             FUND           FUND            FUND           FUND
---------------------------------------------------------------------------------------------------
Class A
Net Assets                                $2,793,282    $79,369,046     $38,022,494     $11,327,882
Shares outstanding                        247,700        5,138,356       4,112,303        1,037,013
                                          -------       ----------      ----------         --------
Net asset value and redemption price per
  share                                   $ 11.28(a)    $    15.45(a)   $     9.25(a)   $     10.92(a)
                                          -------       ----------      ----------         --------
Maximum offering price per share
  (NAV/(1-sales load))                    $ 11.97(b)    $    16.39(b)   $     9.81(b)   $     11.46(b)
                                          -------       ----------      ----------         --------
Class B
Net Assets                                $2,188,485    $  829,303      $   96,511      $ 5,867,806
Shares outstanding                        198,711           54,810          10,445          532,766
                                          -------       ----------      ----------         --------
Net asset value, redemption and offering
  price per share                         $ 11.01(a)    $    15.13(a)   $     9.24(a)   $     11.01(a)
                                          -------       ----------      ----------         --------
Class C
Net Assets                                $317,393      $  112,569      $      841      $ 1,817,956
Shares outstanding                         28,831            7,428              92          165,440
                                          -------       ----------      ----------         --------
Net asset value, redemption and offering
  price per share                         $ 11.01(a)    $    15.15(a)   $     9.14(a)   $     10.99(a)
                                          -------       ----------      ----------         --------
Class I
Net Assets                                $    --       $19,009,800     $20,071,403     $   122,247
Shares outstanding                             --        1,215,998       2,164,422           11,262
                                          -------       ----------      ----------         --------
Net asset value, offering and redemption
  price per share                         $    --       $    15.63      $     9.27      $     10.85
                                          -------       ----------      ----------         --------
Class Z
Net Assets                                $    --       $       --      $      916      $     1,214
Shares outstanding                             --               --              99              112
                                          -------       ----------      ----------         --------
Net asset value, offering and redemption
  price per share                         $    --       $       --      $     9.25      $     10.84
                                          -------       ----------      ----------         --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2001

                                                          LIBERTY         LIBERTY       LIBERTY
                                           LIBERTY       CONTRARIAN     CONTRARIAN     CONTRARIAN
                                          CONTRARIAN       EQUITY        SMALL-CAP       INCOME
                                             FUND           FUND           FUND           FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                 $  53,064     $1,278,439      $292,719       $       --
Interest                                     11,097        179,696       106,417          721,429
                                          ----------    ----------      --------          -------
Total investment income (net of foreign
  taxes withheld of $209, $14,945, $0
  and $0, respectively)                      64,161      1,458,135       399,136          721,429
EXPENSES:
Management fee                               39,406      1,042,580       652,491           92,018
Administration fee                            2,463         52,105        32,625            6,135
Service fee:
    Class A                                   7,533        215,851       114,290           20,195
    Class B                                   4,453          1,773            82            6,569
    Class C                                     328            168            11            2,303
Distribution fee:
    Class B                                  13,349          5,317           249           19,707
    Class C                                     994            507            34            6,908
Transfer agent fee:
    Class A                                   9,527        135,145        74,041           28,428
    Class B                                   5,645          1,107            54            9,248
    Class C                                     419            106             7            3,242
    Class I                                      --          6,136           488               71
    Class Z                                      --             --             1            1,870
Bookkeeping fee                              23,681         46,938        35,383           21,561
Trustees' fee                                 7,053         10,864        10,976            7,410
Audit fee                                    17,777         31,096        20,824            6,316
Registration fee                             32,528         62,949        70,185           63,358
Merger fee                                      284         65,863        68,993            1,070
Other expenses                               19,809         67,975        83,868           19,218
                                          ----------    ----------      --------          -------
    Total expenses                          185,249      1,746,480      1,164,602         315,627
Fees and expenses waived or reimbursed
  by Advisor:
    Class A                                 (56,205)      (301,956)     (239,787)        (126,981)
    Class B                                 (33,299)        (2,506)         (146)         (41,306)
    Class C                                  (2,470)          (233)          (20)         (14,478)
    Class I                                      --        (61,041)      (82,819)          (1,664)
    Class Z                                      --             --            (3)         (10,524)
                                          ----------    ----------      --------          -------
Net expenses                                 93,275      1,380,744       841,827          120,674
                                          ----------    ----------      --------          -------
Net investment income (loss)                (29,114)        77,391      (442,691)         600,755
                                          ----------    ----------      --------          -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
    Investments                            (152,227)    (1,022,700)      676,320          244,257
    Written options                          48,706             --            --               --
                                          ----------    ----------      --------          -------
      Net realized gain (loss)             (103,521)    (1,022,700)      676,320          244,257
Net change in unrealized
  appreciation/depreciation on
  investments                              (583,719)    (15,529,692)    (8,654,522)       683,882
                                          ----------    ----------      --------          -------
Net Gain (Loss)                            (687,240)    (16,552,392)    (7,978,202)       928,139
                                          ----------    ----------      --------          -------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:                        $(716,354)    $(16,475,001)   $(8,420,893)   $1,528,894
                                          ==========    ==========      ========          =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       LIBERTY
                                                                   CONTRARIAN FUND
----------------------------------------------------------------------------------------
                                                              YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                      $ (29,114)     $   (7,268)
     Net realized gain (loss) on investments and written
      options                                                  (103,521)        381,023
     Net change in unrealized appreciation/depreciation on
      investments                                              (583,719)        839,230
                                                              -----------    ----------
     Net Increase (Decrease) from Operations                   (716,354)      1,212,985
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
     From net realized capital gains:
       Class A                                                 (214,400)             --
       Class B                                                 (131,797)             --
       Class C                                                   (5,794)             --
                                                              -----------    ----------
     Total Distributions Declared to Shareholders              (351,991)             --
                                                              -----------    ----------
SHARE TRANSACTIONS:
     Class A:
       Subscriptions                                          1,453,261         480,482
       Distributions reinvested                                 211,120              --
       Redemptions                                            (2,871,186)      (206,676)
                                                              -----------    ----------
     Net Increase (Decrease)                                  (1,206,805)       273,806
                                                              -----------    ----------
     Class B:
       Subscriptions                                          1,646,413         951,757
       Distributions reinvested                                 104,683              --
       Redemptions                                             (285,960)       (161,427)
                                                              -----------    ----------
     Net Increase                                             1,465,136         790,330
                                                              -----------    ----------
     Class C:
       Subscriptions                                            317,346          50,332
       Distributions reinvested                                   4,077              --
       Redemptions                                              (31,734)         (4,664)
                                                              -----------    ----------
     Net Increase                                               289,689          45,668
                                                              -----------    ----------
     Net Increase from Share Transactions                       548,020       1,109,804
                                                              -----------    ----------
     Total Increase (Decrease) in Net Assets                   (520,325)      2,322,789
NET ASSETS:
     Beginning of period                                      5,819,485       3,496,696
                                                              -----------    ----------
     End of period (including overdistributed net investment
      income of $(2,249) and $(2,299), respectively)          $5,299,160     $5,819,485
                                                              ==========     ==========

See notes to financial statements.

                                                                       LIBERTY
                                                                   CONTRARIAN FUND
----------------------------------------------------------------------------------------
                                                              YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
CHANGES IN SHARES:
     Class A:
       Subscriptions                                            112,158          36,377
       Issued for distributions reinvested                       17,136              --
       Redemptions                                             (218,042)        (15,504)
                                                              -----------    ----------
     Net Increase (Decrease)                                    (88,748)         20,873
                                                              -----------    ----------
     Class B:
       Subscriptions                                            131,837          73,344
       Issued for distributions reinvested                        8,637              --
       Redemptions                                              (22,794)        (12,524)
                                                              -----------    ----------
     Net Increase                                               117,680          60,820
                                                              -----------    ----------
     Class C:
       Subscriptions                                             26,491           3,933
       Issued for distributions reinvested                          337              --
       Redemptions                                               (2,487)           (360)
                                                              -----------    ----------
     Net Increase                                                24,341           3,573
                                                              -----------    ----------

See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS

                                                                   LIBERTY CONTRARIAN
                                                                      EQUITY FUND
------------------------------------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,     OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                    $   77,391      $    312,531
     Net realized gain (loss) on investments                  (1,022,700)       16,044,310
     Net change in unrealized appreciation/depreciation on
      investments                                             (15,529,692)       6,378,062
                                                              ------------    ------------
     Net Increase (Decrease) from Operations                  (16,475,001)      22,734,903
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
     From net investment income:
       Class A                                                  (303,830)               --
       Class I                                                   (45,470)               --
     In excess of net investment income:
       Class A                                                  (121,249)               --
       Class I                                                   (18,146)               --
     From net realized capital gains:
       Class A                                                (8,196,138)       (3,026,972)
       Class B                                                   (67,240)          (14,212)
       Class C                                                    (6,411)             (214)
       Class I                                                (1,668,052)         (384,942)
     In excess of net realized capital gains:
       Class A                                                  (265,715)               --
       Class B                                                    (2,180)               --
       Class C                                                      (208)               --
       Class I                                                   (54,078)               --
                                                              ------------    ------------
     Total Distributions Declared to Shareholders             (10,748,717)      (3,426,340)
                                                              ------------    ------------
SHARE TRANSACTIONS:
     Class A:
       Subscriptions                                           4,549,074         9,647,674
       Proceeds received in connection with merger            22,706,898                --
       Distributions reinvested                                9,142,075         2,846,963
       Redemptions                                            (16,204,823)     (50,276,277)
                                                              ------------    ------------
     Net Increase (Decrease)                                  20,193,224       (37,781,640)
                                                              ------------    ------------
     Class B:
       Subscriptions                                             731,496           386,086
       Proceeds received in connection with merger                22,550                --
       Distributions reinvested                                   63,441            13,540
       Redemptions                                              (395,901)         (325,968)
                                                              ------------    ------------
     Net Increase                                                421,586            73,658
                                                              ------------    ------------
     Class C:
       Subscriptions                                             123,025             6,815
       Proceeds received in connection with merger                 4,400                --
       Distributions reinvested                                    1,515               213
       Redemptions                                                (5,621)           (8,948)
                                                              ------------    ------------
     Net Increase (Decrease)                                     123,319            (1,920)
                                                              ------------    ------------

See notes to financial statements.

                                                                   LIBERTY CONTRARIAN
                                                                      EQUITY FUND
------------------------------------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,     OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
     Class I:
       Subscriptions                                           9,216,443           656,260
       Proceeds received in connection with merger             4,797,224                --
       Distributions reinvested                                1,207,693           378,109
       Redemptions                                            (1,790,138)       (7,348,281)
                                                              ------------    ------------
     Net Increase (Decrease)                                  13,431,222        (6,313,912)
                                                              ------------    ------------
     Net Increase (Decrease) from Share Transactions          34,169,351       (44,023,814)
                                                              ------------    ------------
     Total Increase (Decrease) in Net Assets                   6,945,633       (24,715,251)
NET ASSETS:
     Beginning of period                                      92,375,085       117,090,336
                                                              ------------    ------------
     End of period (including undistributed
      (overdistributed) net investment income of $(7,497)
      and $214,425 respectively)                              $99,320,718     $ 92,375,085
                                                              ------------    ------------
CHANGES IN SHARES:
     Class A:
       Subscriptions                                             252,381           520,946
       Issued in connection with merger                        1,250,380                --
       Issued for distributions reinvested                       519,436           167,272
       Redemptions                                              (915,840)       (2,759,882)
                                                              ------------    ------------
     Net Increase (Decrease)                                   1,106,357        (2,071,664)
                                                              ------------    ------------
     Class B:
       Subscriptions                                              42,012            20,869
       Issued in connection with merger                            1,260                --
       Issued for distributions reinvested                         3,650               802
       Redemptions                                               (23,563)          (18,216)
                                                              ------------    ------------
     Net Increase                                                 23,359             3,455
                                                              ------------    ------------
     Class C:
       Subscriptions                                               7,114               377
       Issued in connection with merger                              246                --
       Issued for distributions reinvested                            87                13
       Redemptions                                                  (328)             (464)
                                                              ------------    ------------
     Net Increase (Decrease)                                       7,119               (74)
                                                              ------------    ------------
     Class I:
       Subscriptions                                             499,674            34,798
       Issued in connection with merger                          261,429                --
       Issued for distributions reinvested                        68,039            22,150
       Redemptions                                              (102,490)         (411,031)
                                                              ------------    ------------
     Net Increase (Decrease)                                     726,652          (354,083)
                                                              ------------    ------------

See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS

                                                                   LIBERTY CONTRARIAN
                                                                     SMALL-CAP FUND
------------------------------------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,     OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment loss                                       $ (442,691)     $   (329,786)
    Net realized gain (loss) on investments                      676,320        (6,398,417)
    Net change in unrealized appreciation/depreciation on
      investments                                             (8,654,522)       25,028,816
                                                              ------------    ------------
    Net Increase (Decrease) from Operations                   (8,420,893)       18,300,613
                                                              ------------    ------------
SHARE TRANSACTIONS:
Class A:
    Subscriptions                                             15,422,763         9,886,816
    Proceeds received in connection with merger                6,289,260                --
    Redemptions                                               (22,815,049)     (31,707,379)
                                                              ------------    ------------
         Net Decrease                                         (1,103,026)      (21,820,563)
                                                              ------------    ------------
Class B:
    Subscriptions                                                124,576                --
    Redemptions                                                  (14,901)               --
                                                              ------------    ------------
         Net Increase                                            109,675                --
                                                              ------------    ------------
Class C:
    Subscriptions                                                    820                --
                                                              ------------    ------------
Class I:
    Subscriptions                                              3,728,925                --
    Proceeds received in connection with merger               28,342,255                --
    Redemptions                                               (8,418,497)               --
                                                              ------------    ------------
         Net Increase                                         23,652,683                --
                                                              ------------    ------------
Class Z:                                                                                --
    Subscriptions                                                  1,000                --
                                                              ------------    ------------
Net Increase (Decrease) from Share Transactions               22,661,152       (21,820,563)
                                                              ------------    ------------
Total Increase (Decrease) in Net Assets                       14,240,259        (3,519,950)
NET ASSETS
Beginning of period                                           43,951,906        47,471,856
                                                              ------------    ------------
End of period (accumulated net loss of $(6,007) and
  $(3,867), respectively)                                     $58,192,165     $ 43,951,906
                                                              ============    ============

See notes to financial statements.

                                                                   LIBERTY CONTRARIAN
                                                                     SMALL-CAP FUND
------------------------------------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,     OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
CHANGES IN SHARES:
Class A:
    Subscriptions                                              1,058,954         1,007,022
    Issued in connection with merger                           1,026,018                --
    Redemptions                                               (2,254,963)       (3,536,786)
                                                              ------------    ------------
         Net Decrease                                           (169,991)       (2,529,764)
                                                              ------------    ------------
Class B:
    Subscriptions                                                 11,937                --
    Redemptions                                                   (1,492)               --
                                                              ------------    ------------
         Net Increase                                             10,445                --
                                                              ------------    ------------
Class C:
    Subscriptions                                                     92                --
                                                              ------------    ------------
Class I:
    Subscriptions                                                215,200                --
    Issued in connection with merger                           2,763,609
    Redemptions                                                 (814,387)               --
                                                              ------------    ------------
         Net Increase                                          2,164,422                --
                                                              ------------    ------------
Class Z:
    Subscriptions                                                     99                --
                                                              ------------    ------------

See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS

                                                                       LIBERTY
                                                                CONTRARIAN INCOME FUND
----------------------------------------------------------------------------------------
                                                              YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment income                                     $ 600,755      $   491,984
    Net realized gain (loss) on investments                     244,257          (13,932)
    Net change in unrealized appreciation/depreciation on
      investments                                               683,882           55,055
                                                              -----------    -----------
    Net Increase from Operations                              1,528,894          533,107
                                                              -----------    -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                    (406,455)        (213,222)
    Class B                                                    (108,768)          (6,171)
    Class C                                                     (37,837)            (855)
    Class I                                                      (6,368)          (6,506)
    Class Z                                                     (36,537)        (242,669)
From net realized capital gains:
    Class A                                                          --          (18,546)
    Class B                                                          --             (323)
    Class C                                                          --               (5)
    Class I                                                          --             (543)
    Class Z                                                          --          (23,664)
                                                              -----------    -----------
Total Distributions Declared to Shareholders                   (595,965)        (512,504)
                                                              -----------    -----------
SHARE TRANSACTIONS:
Class A:
    Subscriptions                                             12,013,299       2,306,445
    Distributions reinvested                                    329,194          134,681
    Redemptions                                               (6,233,879)     (1,655,188)
                                                              -----------    -----------
         Net Increase                                         6,108,614          785,938
                                                              -----------    -----------
Class B:
    Subscriptions                                             6,746,068          504,331
    Distributions reinvested                                     90,437            5,616
    Redemptions                                               (1,567,738)       (119,944)
                                                              -----------    -----------
         Net Increase                                         5,268,767          390,003
                                                              -----------    -----------
Class C:
    Subscriptions                                             1,825,318          134,752
    Distributions reinvested                                     26,572              635
    Redemptions                                                (206,336)         (24,809)
                                                              -----------    -----------
         Net Increase                                         1,645,554          110,578
                                                              -----------    -----------
Class I:
    Distributions reinvested                                      6,368            7,050
                                                              -----------    -----------
Class Z:
    Subscriptions                                                   789          210,998
    Distributions reinvested                                     36,537          266,325
    Redemptions                                               (3,835,294)     (1,025,855)
                                                              -----------    -----------
         Net Decrease                                         (3,797,968)       (548,532)
                                                              -----------    -----------
Net Increase from Share Transactions                          9,231,335          745,037
                                                              -----------    -----------
Total Increase in Net Assets                                  10,164,264         765,640
NET ASSETS:
Beginning of period                                           8,972,841        8,207,201
                                                              -----------    -----------
End of period (including undistributed net investment income
  of $17,016 and $12,797, respectively)                       $19,137,105    $ 8,972,841
                                                              ===========    ===========

See notes to financial statements.

                                                                       LIBERTY
                                                                CONTRARIAN INCOME FUND
----------------------------------------------------------------------------------------
                                                              YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
CHANGES IN SHARES:
Class A:
    Subscriptions                                             1,139,255          229,015
    Issued for distributions reinvested                          31,206           13,419
    Redemptions                                                (591,826)        (164,221)
                                                              -----------    -----------
         Net Increase                                           578,635           78,213
                                                              -----------    -----------
Class B:
    Subscriptions                                               629,952           49,515
    Issued for distributions reinvested                           8,492              553
    Redemptions                                                (145,591)         (11,755)
                                                              -----------    -----------
         Net Increase                                           492,853           38,313
                                                              -----------    -----------
Class C:
    Subscriptions                                               171,266           13,204
    Issued for distributions reinvested                           2,571               62
    Redemptions                                                 (19,342)          (2,420)
                                                              -----------    -----------
         Net Increase                                           154,495           10,846
                                                              -----------    -----------
Class I:
    Issued for distributions reinvested                             610              706
                                                              -----------    -----------
Class Z:
    Subscriptions                                                    11           20,862
    Issued for distributions reinvested                           3,557           26,641
    Redemptions                                                (368,566)        (102,304)
                                                              -----------    -----------
         Net Decrease                                          (364,998)         (54,801)
                                                              -----------    -----------

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

October 31, 2001

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Liberty Contrarian Fund "Contrarian", Liberty Contrarian Equity Fund "Equity", Liberty Contrarian Small-Cap Fund "Small-Cap" (formerly Liberty Special Fund) and the Liberty Contrarian Income Fund "Income", collectively the "Funds", each a series of Liberty Funds Trust III (the "Trust"), are registered under the Investment Company Act of 1940. All the Funds are open-end diversified portfolio investment companies. All the Funds offer Class A shares. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. All the Funds offer Class B shares. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. All the Funds offer Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Equity, Small-Cap and Income offer Class I shares. Small-Cap and Income offer Class Z shares. Class I and Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class I and Class Z shares, please refer to the prospectus. Class A and Class I shares differ principally in the service fees and shareholder servicing fees.

On February 2, 2001, Liberty Contrarian Small-Cap Fund Class A and Class I shares merged into Liberty Special Fund Class A and Class I shares, which subsequently changed its name to Liberty Contrarian Small-Cap Fund, as follows:

                    MUTUAL FUND
SHARES ISSUED   NET ASSETS RECEIVED   UNREALIZED APPRECIATION(1)
-------------   -------------------   --------------------------
  3,789,627         $34,631,515               $2,013,905

                    NET ASSETS OF
NET ASSETS OF    (OTHER MUTUAL FUND)    NET ASSETS OF THE FUND
THE FUND PRIOR    IMMEDIATELY PRIOR       IMMEDIATELY AFTER
TO COMBINATION     TO COMBINATION            COMBINATION
--------------   -------------------    ----------------------
 $49,595,498         $34,631,515             $84,227,013

(1) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

On April 20, 2001, Liberty Contrarian Balanced Fund merged into Liberty Contrarian Equity Fund as follows:

                    MUTUAL FUND
SHARES ISSUED   NET ASSETS RECEIVED   UNREALIZED APPRECIATION(1)
-------------   -------------------   --------------------------
  1,513,315         $27,531,072               $4,284,828

                    NET ASSETS OF
NET ASSETS OF    (OTHER MUTUAL FUND)    NET ASSETS OF THE FUND
THE FUND PRIOR    IMMEDIATELY PRIOR       IMMEDIATELY AFTER
TO COMBINATION     TO COMBINATION            COMBINATION
--------------   -------------------    ----------------------
 $80,192,976         $27,531,072             $107,724,048

(1) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon specific identification method for both financial statement and federal income tax purposes.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the

Funds to subsequently invest at less advantageous prices.

Small-Cap may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of net assets.

LOANS OF PORTFOLIO SECURITIES:

Each of the Funds may lend portfolio securities, up to 20% of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked-to-market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class I transfer agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the transfer agent fee applicable to Class I shares only.

FEDERAL INCOME TAXES:

Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

NAME OF                 EXPIRING      EXPIRING      EXPIRING     EXPIRING
FUND                     IN 2006       IN 2007      IN 2008      IN 2009
-------                -----------   -----------   ----------   ----------
Contrarian                      --            --           --   $  100,306
Equity                          --            --           --    1,331,685
Small-Cap              $29,558,373   $29,495,685   $8,389,935           --

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Of the Small-Cap capital loss carryforwards expiring in 2006, 2007 and 2008, $9,194,667, $1,838,933 and $1,615,214, respectively, were acquired as a result of the merger. Their availability for use in offsetting any future realized gains may be limited in a given year.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets, but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. Management of the Fund believes that the impact of adopting this principle will not be material to the financial statements.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                                          INCREASE
                                         (DECREASE)
                                       UNDISTRIBUTED
                                     (OVERDISTRIBUTED)
                                        ACCUMULATED      ACCUMULATED
                                            NET              NET
                         PAID-IN        INVESTMENT         REALIZED
NAME OF FUND             CAPITAL          INCOME         GAIN (LOSS)
------------           -----------   -----------------   ------------
Contrarian             $   (30,535)      $ 29,164        $      1,371
Equity                    (493,349)       189,382             303,967
Small-Cap               12,555,376        440,551         (12,995,927)
Income                           3           (571)                568

These reclassifications are primarily due to net operating losses, paydowns and merger expenses and reclassifications. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

OTHER:

Corporate actions and dividend income are recorded on the ex-date.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds.

The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

WRITTEN OPTIONS CONTRACTS:

Contrarian may write option contracts. A written option contract obligates the Fund to deliver a call, or receive a put, for the contract amount upon exercise by the holder of the option. The value of the option is recorded as a liability and the unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2001, Contrarian had $48,706 in realized gains on written options.

The following is a summary of Contrarian's written option activity:

                                    NUMBER OF
CONTRACTS                           CONTRACTS    PREMIUM
---------                           ---------    --------
Outstanding @ 10/31/00                    --     $     --
Options written                       12,200       74,709
Options closed                       (12,200)     (74,709)
                                     -------     --------
Options outstanding @ 10/31/01            --     $     --

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Crabbe Huson Group, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies Inc. ("Liberty Financial"), is the investment advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

                                   CONTRARIAN

                     .80 of 1% of average daily net assets

                                     EQUITY
                                   SMALL-CAP
              1.00% of average daily net assets up to $100,000,000
                 .85 of 1% of average daily net assets between
                         $100,000,000 and $500,000,000
            .60 of 1% of average daily net assets over $500,000,000

                                     INCOME

                  .75 of 1% of average daily net assets up to
                                  $100,000,000
                 .60 of 1% of average daily net assets between
                         $100,000,000 and $500,000,000
            .50 of 1% of average daily net assets over $500,000,000

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the

Funds to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Funds' Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.05% annually of the Funds' average net assets. The Funds' Advisor delegates certain of its administrative duties to the Administrator.

BOOKKEEPING FEE:

The Administrator is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Administrator has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Administrator provided bookkeeping and pricing services to the Funds for a monthly fee equal to $27,000 annually plus 0.035% annually of each Funds' average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Funds, the Administrator receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that the Funds' average net assets are more than $50 million, a monthly fee equal to the average net assets of each Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for Class A, Class B, Class C and Class Z shares for a monthly fee comprised of 0.06% annually of each Funds' average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses. The Transfer Agent also provides shareholder services for a monthly fee at the annual rate of 0.0025% for the Class I shares of Small-Cap, Equity and Income, plus reimbursements for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received for Class A, Class B, Class C and Class Z shares a monthly fee of 0.07% annually of each Funds' average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Funds' principal underwriter. For the year ended October 31, 2001, the Distributor retained $1,155, $21 and $648 on sales of the Funds' Class A shares, for Contrarian, Small-Cap and Equity, respectively. For Contrarian, the Distributor received contingent deferred sales charges (CDSC) of $2,686 and $233 for Class B and Class C redemptions, respectively. For Small-Cap, the Distributor received CDSC of $8 on Class A redemptions. For Income, the Distributor received CDSC of $5,467, $11,489 and $379 on Class A, Class B and Class C redemptions, respectively.

Each Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to voluntarily waive fees and bear certain Fund expenses to the extent that total Class A, Class B, Class C, Class Z and Class I expenses (exclusive of service fees, distribution fees, transfer agency fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.18% for Contrarian. 1.00% for Equity, 1.00% for Small-Cap and 0.38% for Income. Additionally, the Funds' advisor has voluntarily agreed to reimburse the Funds for transfer agency fees to the extent that Class A, Class B, Class C and Class Z transfer agent expenses will not exceed 0.17% for Contrarian, 0.17% for Equity, 0.25% for Small-Cap and 0.17% for Income.

OTHER:

The Funds pay no compensation to their officers, all of whom are employees of the Advisor.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended October 31, 2001, purchases and sales of investments, other than U.S. Government and short-term obligations, were as follows:

                                PURCHASES         SALES
                               ------------    ------------
Contrarian                     $  9,348,170    $  9,137,994
Equity                          115,042,263     120,503,469
Small-Cap                        72,738,842      82,089,226
Income                           21,817,135      13,209,247

For the year ended October 31, 2001, the Income Fund had purchases and sales of U.S. Government obligations of $14,826,246 and $9,683,282, respectively.

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was:

                                                          NET
                          GROSS          GROSS        UNREALIZED
                        UNREALIZED     UNREALIZED    APPRECIATION/
                       APPRECIATION   DEPRECIATION   DEPRECIATION
                       ------------   ------------   -------------
Contrarian             $   663,569    $   (299,130)  $    364,439
Equity                  12,116,271      (7,660,460)    (4,455,811)
Small-Cap                6,579,903     (17,668,208)   (11,088,305)
Income                     657,384         (35,682)       621,702

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Funds may focus their investments in certain industries, subjecting them to a greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Funds (other than Small-Cap) may borrow up to 33 1/3% of its net assets or up to $200,000,000 under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. The eligible Funds did not utilize the line of credit during the year ended October 31, 2001.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                   YEAR ENDED          PERIOD ENDED
                                                                   OCTOBER 31,         OCTOBER 31,
                                                              ---------------------    ------------
CLASS A SHARES                                                  2001         2000        1999(A)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  13.83     $  10.39      $  10.00
                                                              --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                           (0.04)       (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments and
  written options                                                (1.23)        3.45          0.41
                                                              --------     --------      --------
Total from Investment Operations                                 (1.27)        3.44          0.39
                                                              --------     --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized capital gains                                  (1.28)(h)       --            --
                                                              --------     --------      --------
NET ASSET VALUE, END OF PERIOD                                $  11.28     $  13.83      $  10.39
                                                              --------     --------      --------
Total return(c)(d)                                             (9.93)%       33.11%         3.90%(e)
                                                              ========     ========      ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                      1.60%        1.60%         1.60%(g)
Net investment loss(f)                                         (0.30)%      (0.06)%       (0.15)%(g)
Waiver/reimbursement                                             1.86%        1.64%         3.56%(g)
Portfolio turnover rate                                           194%         130%          105%(e)
Net assets, end of period (000's)                             $  2,793     $  4,654      $  3,279

(a)  The Fund commenced investment operations on December 1, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.
(h) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                                         PERIOD
                                                                   YEAR ENDED             ENDED
                                                                   OCTOBER 31,         OCTOBER 31,
                                                              ---------------------    -----------
CLASS B SHARES                                                  2001         2000        1999(A)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  13.63     $  10.33     $  10.00
                                                              --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                          (0.13)        (0.10)       (0.09)
Net realized and unrealized gain (loss) on investments and
  written options                                               (1.21)         3.40         0.42
                                                              --------     --------     --------
Total from Investment Operations                                (1.34)         3.30         0.33
                                                              --------     --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized capital gains                                 (1.28)(h)        --           --
                                                              --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  11.01     $  13.63     $  10.33
                                                              --------     --------     --------
Total return(c)(d)                                            (10.66)%       31.95%        3.30%(e)
                                                              ========     ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                      2.35%        2.35%        2.35%(g)
Net investment loss(f)                                         (1.05)%      (0.81)%      (0.90)%(g)
Waiver/reimbursement                                             1.86%        1.64%        3.56%(g)
Portfolio turnover rate                                           194%         130%         105%(e)
Net assets, end of period (000's)                             $  2,188     $  1,104     $    209

(a)  The Fund commenced investment operations on December 1, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.
(h) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                                          PERIOD
                                                                    YEAR ENDED             ENDED
                                                                   OCTOBER 31,          OCTOBER 31,
                                                              ----------------------    -----------
CLASS C SHARES                                                  2001          2000        1999(A)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   13.63     $  10.32     $  10.00
                                                              ---------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                            (0.13)       (0.10)       (0.09)
Net realized and unrealized gain (loss) on investments and
  written options                                                 (1.21)        3.41         0.41
                                                              ---------     --------     --------
Total from Investment Operations                                  (1.34)        3.31         0.32
                                                              ---------     --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized capital gains                                   (1.28)(h)       --           --
                                                              ---------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $   11.01     $  13.63     $  10.32
                                                              ---------     --------     --------
Total return(c)(d)                                             (10.65)%       32.07%        3.20%(e)
                                                              =========     ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                       2.35%        2.35%        2.35%(g)
Net investment loss(f)                                          (1.05)%      (0.81)%      (0.90)%(g)
Waiver/reimbursement                                              1.86%        1.64%        3.56%(g)
Portfolio turnover rate                                            194%         130%         105%(e)
Net assets, end of period (000's)                             $     317     $     61     $      9

(a)  The Fund commenced investment operations on December 1, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.
(h) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                  YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------
Class A Shares                                     2001        2000        1999       1998(a)       1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD           $   20.27    $ 16.78    $  16.60    $   23.32    $  19.50
                                                 ---------    -------    --------    ---------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                --(c)    0.05        0.31         0.07        0.07
Net realized and unrealized gain (loss) on
  investments                                        (2.43)      3.96        0.55        (2.00)       5.36
                                                 ---------    -------    --------    ---------    --------
Total from Investment Operations                     (2.43)      4.01        0.86        (1.93)       5.43
                                                 ---------    -------    --------    ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.08)        --       (0.10)       (0.05)      (0.07)
In excess of net investment income                   (0.03)        --          --           --          --
From net realized capital gains                      (2.21)(h)   (0.52)     (0.58)       (4.74)      (1.54)
In excess of net realized capital gains              (0.07)(h)      --         --           --          --
                                                 ---------    -------    --------    ---------    --------
Total Distributions Declared to Shareholders         (2.39)     (0.52)      (0.68)       (4.79)      (1.61)
                                                 ---------    -------    --------    ---------    --------
NET ASSET VALUE -- END OF PERIOD                 $   15.45    $ 20.27    $  16.78    $   16.60    $  23.32
                                                 ---------    -------    --------    ---------    --------
Total return(d)(e)                                (13.46)%     24.47%       5.29%     (10.08)%      29.87%
                                                 =========    =======    ========    =========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                          1.37%      1.42%       1.42%        1.39%(g)    1.42%(g)
Net investment income(f)                             0.02%      0.28%       0.18%        0.38%(g)    0.29%(g)
Waiver/reimbursement                                 0.35%      0.23%       0.28%        0.03%       0.02%
Portfolio turnover rate                               113%       122%        134%           1%        129%
Net assets, end of period (000's)                $  79,369    $81,748    $102,428    $ 226,628    $380,047

(a) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Amount represents less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(h) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                   YEAR ENDED           PERIOD
                                                                  OCTOBER 31,            ENDED
                                                              --------------------    OCTOBER 31,
CLASS B SHARES                                                  2001        2000        1999(a)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   19.96    $ 16.66     $  16.44
                                                              ---------    -------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                            (0.13)     (0.09)       (0.08)
Net realized and unrealized gain (loss) on investments            (2.42)      3.91         0.30
                                                              ---------    -------     --------
Total from Investment Operations                                  (2.55)      3.82         0.22
                                                              ---------    -------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized capital gains                                   (2.21)(h)   (0.52)         --
In excess of net realized capital gains                           (0.07)(h)      --          --
                                                              ---------    -------     --------
Total Distributions Declared to Shareholders                      (2.28)     (0.52)          --
                                                              ---------    -------     --------
NET ASSET VALUE END OF PERIOD                                 $   15.13    $ 19.96     $  16.66
                                                              ---------    -------     --------
Total return(c)(d)                                             (14.27)%     23.48%        1.34%(e)
                                                              =========    =======     ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                       2.12%      2.17%        2.17%(g)
Net investment loss(f)                                          (0.73)%    (0.47)%      (0.56)%(g)
Waiver/reimbursement                                              0.35%      0.23%        0.28%(g)
Portfolio turnover rate                                            113%       122%         134%
Net assets, end of period (000's)                             $     829    $   628     $    466

(a) Class B shares were initially offered on January 27, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.
(h) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                   YEAR ENDED           PERIOD
                                                                  OCTOBER 31,            ENDED
                                                              --------------------    OCTOBER 31,
CLASS C SHARES                                                  2001        2000        1999(a)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $   19.97    $ 16.67     $  16.44
                                                              ---------    -------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                            (0.13)     (0.09)       (0.08)
Net realized and unrealized gain (loss) on investments            (2.41)      3.91         0.31
                                                              ---------    -------     --------
Total from Investment Operations                                  (2.54)      3.82         0.23
                                                              ---------    -------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized capital gains                                   (2.21)(h)   (0.52)         --
In excess of net realized capital gains                           (0.07)(h)      --          --
                                                              ---------    -------     --------
Total Distributions Declared to Shareholders                      (2.28)     (0.52)          --
                                                              ---------    -------     --------
Net Asset Value, End of Period                                $   15.15    $ 19.97     $  16.67
                                                              ---------    -------     --------
Total return(c)(d)                                             (14.20)%     23.47%        1.40%(e)
                                                              =========    =======     ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                       2.12%      2.17%        2.17%(g)
Net investment loss(f)                                          (0.73)%    (0.47)%      (0.56)%(g)
Waiver/reimbursement                                              0.35%      0.23%        0.28%(g)
Portfolio turnover rate                                            113%       122%         134%
Net assets, end of period (000's)                             $     113    $     6     $      6

(a) Class C shares were initially offered on January 27, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.
(h) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                    YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------------------
CLASS I SHARES                                        2001        2000       1999      1998(a)      1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD              $   20.42    $ 16.82    $ 16.65    $  23.40    $ 19.51
                                                    ---------    -------    -------    --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                 0.07       0.13       0.11        0.17       0.21
Net realized and unrealized gain (loss) on
  investments                                           (2.46)      3.99       0.82       (2.03)      5.31
                                                    ---------    -------    -------    --------    -------
Total from Investment Operations                        (2.39)      4.12       0.93       (1.86)      5.52
                                                    ---------    -------    -------    --------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.09)        --      (0.18)      (0.15)     (0.09)
In excess of net investment income                      (0.03)        --         --          --         --
From net realized capital gains                         (2.21)(g)   (0.52)    (0.58)      (4.74)     (1.54)
In excess of net realized capital gains                 (0.07)(g)      --        --          --         --
                                                    ---------    -------    -------    --------    -------
Total Distributions Declared to Shareholders            (2.40)     (0.52)     (0.76)      (4.89)     (1.63)
                                                    ---------    -------    -------    --------    -------
NET ASSET VALUE -- END OF PERIOD                    $   15.63    $ 20.42    $ 16.82    $  16.65    $ 23.40
                                                    ---------    -------    -------    --------    -------
Total return(c)(d)                                   (13.09)%     25.08%      5.75%     (9.72)%     30.35%
                                                    =========    =======    =======    ========    =======
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                             1.00%      1.00%      0.93%       1.01%(f)   1.00%(f)
Net investment income(e)                                0.39%      0.70%      0.67%       0.76%(f)   0.71%(f)
Waiver/reimbursement                                    0.35%      0.27%      0.28%       0.12%      0.23%
Portfolio turnover rate                                  113%       122%       134%          1%       129%
Net assets, end of period (000's)                   $  19,010    $ 9,993    $14,190    $ 27,672    $24,084

(a) Effective October 19, 1998, the Institutional shares were redesignated Class I shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(g) This distribution occurred in calendar year 2000.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                         YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------
CLASS A SHARES                                           2001(A)      2000       1999       1998(B)      1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.26   $   6.97   $    8.10   $   16.80   $  13.71
                                                         --------   --------   ---------   ---------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(c)                             (0.09)     (0.07)      (0.07)       0.07       0.15
Net realized and unrealized gain (loss) on investments      (0.92)      3.36       (1.06)      (6.92)      3.41
                                                         --------   --------   ---------   ---------   --------
Total from Investment Operations                            (1.01)      3.29       (1.13)      (6.85)      3.56
                                                         --------   --------   ---------   ---------   --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                     --         --          --       (0.14)     (0.14)
Return of capital                                              --         --          --       (0.02)        --
From net realized capital gains                                --         --          --       (1.69)     (0.33)
                                                         --------   --------   ---------   ---------   --------
Total Distributions Declared to Shareholders                   --         --          --       (1.85)     (0.47)
                                                         --------   --------   ---------   ---------   --------
NET ASSET VALUE, END OF PERIOD                           $   9.25   $  10.26   $    6.97   $    8.10   $  16.80
                                                         --------   --------   ---------   ---------   --------
Total return(d)(e)                                        (9.84)%     47.20%    (13.95)%    (44.94)%     26.62%
                                                         ========   ========   =========   =========   ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                 1.41%      1.50%       1.50%       1.50%      1.50%
Net investment income (loss)(f)                           (0.77)%    (0.71)%     (0.85)%       0.40%      0.86%
Waiver/reimbursement                                        0.54%      1.34%       0.75%       0.34%      0.08%
Portfolio turnover rate                                      119%        33%         11%         22%        33%
Net assets, end of period (000's)                        $ 38,022   $ 43,952   $  47,472   $ 104,504   $396,335

(a) Liberty Contrarian Small-Cap Fund, Class A and Class I shares, merged into Liberty Special Fund, Class A and Class I shares, on February 2, 2001 and was subsequently re-named Liberty Contrarian Small Cap Fund.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share outstanding
throughout the period is as follows:

                                                              PERIOD ENDED
                                                              OCTOBER 31,
CLASS B SHARES                                                  2001(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   10.91
                                                               ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                             (0.13)
Net realized and unrealized loss on investments                    (1.54)
                                                               ---------
Total from Investment Operations                                   (1.67)
                                                               ---------
NET ASSET VALUE, END OF PERIOD                                 $    9.24
                                                               ---------
Total return(c)(d)                                               (15.31%)(e)
                                                               =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                           2.16%(f)
Net investment loss                                              (1.63)%(f)
Waiver/reimbursement                                               0.44%(f)
Portfolio turnover rate                                             119%
Net assets, end of period (000's)                              $      97

(a)  Class B shares were initially offered on February 13, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share outstanding
throughout the period is as follows:

                                                              PERIOD ENDED
                                                              OCTOBER 31,
CLASS C SHARES                                                  2001(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   10.91
                                                               ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                             (0.14)
Net realized and unrealized loss on investments                    (1.63)
                                                               ---------
Total from Investment Operations                                   (1.77)
                                                               ---------
NET ASSET VALUE, END OF PERIOD                                 $    9.14
                                                               ---------
Total return(c)(d)                                              (16.22)%(e)
                                                               =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                           2.16%(f)
Net investment loss                                              (1.63)%(f)
Waiver/reimbursement                                               0.45%(f)
Portfolio turnover rate                                             119%
Net assets, end of period (000's)                              $       1

(a)  Class C shares were initially offered on February 13, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share outstanding
throughout the period is as follows:

                                                              PERIOD ENDED
                                                              OCTOBER 31,
CLASS I SHARES                                                  2001(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   10.80
                                                               ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                             (0.04)
Net realized and unrealized loss on investments                    (1.49)
                                                               ---------
Total from Investment Operations                                   (1.53)
                                                               ---------
NET ASSET VALUE, END OF PERIOD                                 $    9.27
                                                               ---------
Total return(c)(d)                                              (14.17)%(e)
                                                               =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                           1.00%(f)
Net investment loss                                              (0.47)%(f)
Waiver/reimbursement                                               0.42%(f)
Portfolio turnover rate                                             119%
Net assets, end of period (000's)                              $  20,071

(a) Liberty Contrarian Small-Cap Fund, Class A and Class I shares, merged into Liberty Special Fund, Class A and Class I shares, on February 2, 2001 and was subsequently re-named Liberty Contrarian Small Cap Fund.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share outstanding
throughout the period is as follows:

                                                              PERIOD ENDED
                                                              OCTOBER 31,
CLASS Z SHARES                                                  2001(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  10.21
                                                                --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                             (0.06)
Net realized and unrealized loss on investments                    (0.90)
                                                                --------
Total from Investment Operations                                   (0.96)
                                                                --------
NET ASSET VALUE, END OF PERIOD                                  $   9.25
                                                                --------
Total return(c)(d)                                               (8.60)%(e)
                                                                ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                           1.16%(f)
Net investment loss                                              (0.56)%(f)
Waiver/reimbursement                                               0.44%(f)
Portfolio turnover rate                                             119%
Net assets, end of period (000's)                               $      1

(a)  Class Z Shares were initially offered on January 12, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                     YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------
CLASS A SHARES                                           2001       2000      1999     1998(A)     1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.15    $10.11    $10.88    $ 10.58    $ 10.20
                                                       --------    ------    ------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                   0.54      0.60      0.58       0.50       0.62
Net realized and unrealized gain (loss) on
  investments                                              0.77      0.06     (0.53)      0.59       0.38
                                                       --------    ------    ------    -------    -------
Total from Investment Operations                           1.31      0.66      0.05       1.09       1.00
                                                       --------    ------    ------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                (0.54)    (0.56)    (0.62)     (0.79)     (0.62)
From net realized capital gains                              --     (0.06)    (0.20)        --         --
                                                       --------    ------    ------    -------    -------
Total Distributions Declared to Shareholders              (0.54)    (0.62)    (0.82)     (0.79)     (0.62)
                                                       --------    ------    ------    -------    -------
NET ASSET VALUE, END OF PERIOD                         $  10.92    $10.15    $10.11    $ 10.88    $ 10.58
                                                       --------    ------    ------    -------    -------
Total return(c)(d)                                       13.25%     6.75%     0.42%     11.21%     10.25%
                                                       ========    ======    ======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                               0.80%     0.80%     0.80%      0.80%      0.80%
Net investment income(e)                                  5.08%     5.97%     5.57%      5.36%      5.96%
Waiver/reimbursement                                      1.57%     1.56%     2.24%      1.56%      1.98%
Portfolio turnover rate                                    109%       34%      196%       158%        56%
Net assets, end of period (000's)                      $ 11,328    $4,651    $3,843    $ 8,799    $ 3,248

(a) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                  YEAR ENDED          PERIOD
                                                                 OCTOBER 31,           ENDED
                                                              ------------------    OCTOBER 31,
CLASS B SHARES                                                  2001       2000       1999(A)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.26    $10.13      $10.17
                                                              --------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                          0.46      0.52        0.02
Net realized and unrealized gain on investments                   0.75      0.10          --
                                                              --------    ------      ------
Total from Investment Operations                                  1.21      0.62        0.02
                                                              --------    ------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.46)    (0.44)     (0.06)
From net realized capital gains                                     --     (0.05)         --
                                                              --------    ------      ------
Total Distributions Declared to Shareholders                     (0.46)    (0.49)     (0.06)
                                                              --------    ------      ------
NET ASSET VALUE, END OF PERIOD                                $  11.01    $10.26      $10.13
                                                              --------    ------      ------
Total return(c)(d)                                              12.08%     6.32%       0.22%(e)
                                                              ========    ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                      1.55%     1.55%       1.55%(g)
Net investment income(f)                                         4.33%     5.22%       4.46%(g)
Waiver/reimbursement                                             1.57%     1.56%       5.84%(g)
Portfolio turnover rate                                           109%       34%        196%
Net assets, end of period (000's)                             $  5,868    $  409      $   16

(a) Class B shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                  YEAR ENDED          PERIOD
                                                                 OCTOBER 31,           ENDED
                                                              ------------------    OCTOBER 31,
CLASS C SHARES                                                  2001       2000       1999(A)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.24    $10.15      $10.17
                                                              --------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                          0.46      0.52        0.01
Net realized and unrealized gain on investments                   0.75      0.09        0.04
                                                              --------    ------      ------
Total from Investment Operations                                  1.21      0.61        0.05
                                                              --------    ------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.46)    (0.46)      (0.07)
From net realized capital gains                                     --     (0.06)         --
                                                              --------    ------      ------
Total Distributions Declared to Shareholders                     (0.46)    (0.52)      (0.07)
                                                              --------    ------      ------
NET ASSET VALUE, END OF PERIOD                                $  10.99    $10.24      $10.15
                                                              --------    ------      ------
Total return(c)(d)                                              12.12%     6.18%       0.49%(e)
                                                              ========    ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                      1.55%     1.55%       1.55%(g)
Net investment income(f)                                         4.33%     5.22%       4.46%(g)
Waiver/reimbursement                                             1.57%     1.56%       5.84%(g)
Portfolio turnover rate                                           109%       34%        196%
Net assets, end of period (000's)                             $  1,818    $  112      $    1

(a) Class C shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                                                PERIOD
                                                                 YEAR ENDED OCTOBER 31,          ENDED
                                                              ----------------------------    OCTOBER 31,
CLASS I SHARES:                                                 2001       2000      1999       1998(A)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.10    $10.10    $10.90     $  10.99
                                                              --------    ------    ------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                          0.58      0.64      0.61         0.02
Net realized and unrealized gain (loss) on investments            0.75      0.05     (0.51)       (0.07)
                                                              --------    ------    ------     --------
Total from Investment Operations                                  1.33      0.69      0.10        (0.05)
                                                              --------    ------    ------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.58)    (0.63)    (0.70)       (0.04)
From net realized capital gains                                     --     (0.06)    (0.20)          --
                                                              --------    ------    ------     --------
Total Distributions Declared to Shareholders                     (0.58)    (0.69)    (0.90)       (0.04)
                                                              --------    ------    ------     --------
NET ASSET VALUE, END OF PERIOD                                $  10.85    $10.10    $10.10     $  10.90
                                                              --------    ------    ------     --------
Total return(c)(d)                                              13.57%     7.11%     0.90%      (0.45)%(e)
                                                              ========    ======    ======     ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                      0.38%     0.38%     0.38%        0.38%(g)
Net investment income(f)                                         5.50%     6.39%     5.99%        5.88%(g)
Waiver/reimbursement                                             1.45%     1.60%     2.36%        4.62%(g)
Portfolio turnover rate                                           109%       34%      196%         158%
Net assets, end of period (000's)                             $    122    $  108    $  101     $    100

(a)Class I shares were initially offered on October 19, 1998.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share outstanding
throughout each period is as follows:

                                                                  YEAR ENDED          PERIOD
                                                                 OCTOBER 31,           ENDED
                                                              ------------------    OCTOBER 31,
CLASS Z SHARES:                                                 2001       2000       1999(A)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.12    $10.11      $10.17
                                                              --------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                          0.59      0.62        0.01
Net realized and unrealized gain on investments                   0.70      0.05        0.04
                                                              --------    ------      ------
Total from Investment Operations                                  1.29      0.67        0.05
                                                              --------    ------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.57)    (0.61)     (0.11)
From net realized capital gains                                     --     (0.05)         --
                                                              --------    ------      ------
Total Distributions Declared to Shareholders                     (0.57)    (0.66)     (0.11)
                                                              --------    ------      ------
NET ASSET VALUE, END OF PERIOD                                $  10.84    $10.12      $10.11
                                                              --------    ------      ------
Total return(c)(d)                                              13.08%     6.90%       0.53%(e)
                                                              ========    ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                      0.14%     0.55%       0.55%(g)
Net investment income(f)                                         5.74%     6.22%       5.46%(g)
Waiver/reimbursement                                             1.98%     1.56%       5.84%(g)
Portfolio turnover rate                                           109%       34%        196%
Net assets, end of period (000's)                             $      1    $3,693      $4,246

(a)Class Z shares were initially offered on September 15, 1999.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)Annualized.

See notes to financial statements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Liberty Funds Trust III:

Liberty Contrarian Small-Cap Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund

We have audited the accompanying statements of assets and liabilities, including the Investment Portfolios, of Liberty Contrarian Small Cap Fund, Liberty Contrarian Equity Fund, Liberty Contrarian Income Fund, and Liberty Contrarian Fund (four of the series constituting Liberty Funds Trust III [the "Trust"]) as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years and the financial highlights for the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1998 were audited by other auditors whose report dated December 4, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the aforementioned series of Liberty Funds Trust III, as of October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2001

 UNAUDITED INFORMATION

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On September 26, 2001, a Special Meeting of Shareholders of the Funds was held to conduct a vote for or against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Liberty Contrarian Fund, Liberty Contrarian Equity Fund, Liberty Contrarian Small-Cap Fund and Liberty Contrarian Income Fund had shares outstanding of 421,335, 6,658,108, 6,599,225 and 1,324,260, respectively. The votes cast were as follows:

LIBERTY CONTRARIAN FUND:

                                                                  % OF SHARES TO      % OF SHARES TO
PROPOSAL OF NEW INVESTMENT                                       TOTAL OUTSTANDING     TOTAL SHARES
ADVISORY AGREEMENT:                                  SHARES           SHARES              VOTED
--------------------------                          ---------    -----------------    --------------
For                                                   332,220          78.85%             99.38%
Against                                                 1,967           0.47               0.59
Abstain                                                   108           0.03               0.03

LIBERTY CONTRARIAN EQUITY FUND:

                                                                  % OF SHARES TO      % OF SHARES TO
PROPOSAL OF NEW INVESTMENT                                       TOTAL OUTSTANDING     TOTAL SHARES
ADVISORY AGREEMENT:                                  SHARES           SHARES              VOTED
--------------------------                          ---------    -----------------    --------------
For                                                 3,481,759          52.29%             95.68%
Against                                                71,998           1.08               1.98
Abstain                                                85,330           1.28               2.34

LIBERTY CONTRARIAN SMALL-CAP FUND:

                                                                  % OF SHARES TO      % OF SHARES TO
PROPOSAL OF NEW INVESTMENT                                       TOTAL OUTSTANDING     TOTAL SHARES
ADVISORY AGREEMENT:                                  SHARES           SHARES              VOTED
--------------------------                          ---------    -----------------    --------------
For                                                 3,528,223          53.46%             96.86%
Against                                                61,649           0.93               1.69
Abstain                                                52,726           0.80               1.45

LIBERTY CONTRARIAN INCOME FUND:

                                                                  % OF SHARES TO      % OF SHARES TO
PROPOSAL OF NEW INVESTMENT                                       TOTAL OUTSTANDING     TOTAL SHARES
ADVISORY AGREEMENT:                                  SHARES           SHARES              VOTED
--------------------------                          ---------    -----------------    --------------
For                                                 1,054,677          79.64%             96.78%
Against                                                21,091           1.59               1.94
Abstain                                                13,985           1.06               1.28

FEDERAL INCOME TAX INFORMATION

CONTRARIAN INCOME FUND:

For the fiscal year ended October 31, 2001, the Fund designates long-term capital gains of $59,682.

An average of 37% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 43% of the Fund's ordinary income distributions (35% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

CONTRARIAN EQUITY FUND:

100% of the ordinary income distributed by the Fund in the year ended October 31, 2001 qualifies for the corporate dividends received deduction.

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

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

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

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
TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
President of United New Ventures and Executive Vice President of United Airlines (airline) since September, 2001 (formerly Executive Vice President from July, 1999 to September, 2001); Chief Financial Officer of United Airlines since July, 1999; Senior Vice President and Chief Financial Officer of UAL, Inc. prior thereto.

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor; College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Contrarian Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Contrarian Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Contrarian Funds

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom -- however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Contrarian Funds ANNUAL REPORT, OCTOBER 31, 2001

[LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com




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